UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-5446



                        Intermediate Bond Fund of America
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: August 31, 2004

                    Date of reporting period: August 31, 2004





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

INTERMEDIATE BOND FUND OF AMERICA

The research portfolio

[photo of the interior of a clock]

Annual report for the year ended August 31, 2004

INTERMEDIATE BOND FUND OF AMERICA(R) seeks to earn current income, consistent with preservation of capital, by investing primarily in fixed-income securities with an average effective maturity of no more than five years and with quality ratings of A or better (as rated by Standard & Poor's Corporation or Moody's Investors Service) or equivalent unrated securities. The fund's investments include U.S. government and federal agency securities; pass-through securities, such as mortgage- and asset-backed securities; and high-quality corporate obligations. In pursuing its objective, the fund seeks to offer a higher yield than money market funds (which typically offer a stable principal value) with less volatility than longer term bonds (which typically provide higher income).

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                               Page

Letter to shareholders                                                    1
The value of a long-term perspective                                      3
Special report -- The research portfolio                                  4
About your fund                                                           8
Inside your fund's investment portfolio                                   9
Financial statements                                                     13
Trustees and officers                                                    27
What makes American Funds different?                             back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004 (the most recent calendar quarter):

                                                                             1 year           5 years          10 years

Class A shares reflecting 3.75%
     maximum sales charge                                                    -1.85%           +4.90%            +5.64%

The fund's 30-day yield for Class A shares as of September 30, 2004, calculated in accordance with the Securities and Exchange Commission formula, was 2.47%, which reflects a voluntary fee waiver (2.46% without the fee waiver). The fund's distribution rate for Class A shares as of that date was 3.01% (3.00% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26. Please see inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

FELLOW SHAREHOLDERS:

[close-up photo of the interior of a clock]

For the 12 months ended August 31, 2004, Intermediate Bond Fund of America produced a total return of 3.49%, most of which derived from the fund's income stream. During the year, the fund paid monthly dividends totaling 41 cents a share. Shareholders who reinvested these dividends received an income return of 3.05%; those who elected to take dividends in cash recorded an income return of 3.00%.

The fund's returns were comparable to the 3.62% average return of the 152 Short-Intermediate Investment-Grade Debt funds that Lipper monitors. In contrast, the Citigroup Broad Investment-Grade (BIG) Medium-Term Bond Index (one to seven years) tallied a 4.60% return for the year, in part because of its inclusion of BBB-rated credits, which are outside of the fund's mandate. For comparison, the Lehman Brothers Aggregate Government/Credit Index (one to seven years, ex BBB-rated debt) recorded a 3.71% return. Going forward, we intend to use this Lehman index as a reference for shareholders because it provides a more meaningful representation of the universe of bonds in which the fund invests. Finally, shareholders are reminded that indexes are unmanaged and their returns do not include expenses.

BONDS AND THE ECONOMY

The first half of the fund's fiscal year, which began in September 2003, was characterized by a fairly narrow trading range, during which bond yields generally trended lower. The second half of the year brought greater investor uncertainty, and with that came a sharp rise in yields during the spring months. This was followed by a gradual improvement during the final months of the fiscal year.

Bond yields are typically influenced by the perceived strength of the economy and the outlook for inflation. During the first half of the year, strong economic growth was accompanied by low inflation and weak employment data. This provided a favorable tailwind for the bond market. In late March, however, a jump in the employment data and rising oil prices pushed bond yields higher, as investors worried about the outlook for inflation and whether the Federal Reserve might have to respond aggressively with rate hikes. These fears proved overblown as summer brought with it clear signs of moderating economic growth and low inflation.

[Begin Sidebar]
Results at a glance

(as of August 31, 2004, with all distributions reinvested)

                                                                                      Average annual         Cumulative
                                                                                       total return         total return

1 year                                                                                      --                   +3.49%
5 years                                                                                    +5.91%               +33.24
10 years                                                                                   +5.94                +78.01
Lifetime (since February 19, 1988)                                                         +6.51               +183.71

[End Sidebar]

As expected, the Federal Reserve Board raised its short-term lending rate by a quarter point on June 30 and again on August 10 and September 21. This brought the fed funds rate to 1.75%. While this action had an echo effect on short-term bond yields, intermediate- and long-term bonds largely shrugged off the hikes, instead taking their cues from tepid economic data.

Overall, long-term debt and lower rated corporate bonds generally posted the highest returns for this 12-month stretch. Intermediate and high-quality bond returns consisted largely of the income they generated, posting only slim price improvements.

HOW THE FUND RESPONDED

Protecting shareholder principal is a prime consideration of every investment decision made by the portfolio counselors and research analysts of Intermediate Bond Fund of America. This consideration is especially important given the historically low level of current rates, the shift in Fed policy to a less accommodative stance, the increase in commodity prices over the past year and the potential for inflationary pressures to build if the economy begins to gather steam.

With this in mind, the fund's portfolio counselors have adopted a somewhat more defensive investment posture over the past year. One example of this is the shorter average maturity structure of the portfolio this year versus a year ago:
2.9 years versus 3.2 years. In addition, the fund's counselors have reduced the portfolio's exposure to mortgage-backed securities; the prospect of higher interest rates in the year ahead has helped reduce the appeal of these bonds. When long-term rates rise, mortgage prepayments slow, effectively extending the maturity of the bond and making it more volatile. At the same time, the fund has increased its exposure to federal agency obligations and has selectively added to holdings in the corporate bond sector -- notably in the banking and financial industries. The fund's exposure to various sectors of the bond market is shown in the pie chart on page 9.

RESEARCH AND EXPERIENCE SERVING SHAREHOLDERS

The prospect of higher interest rates continues to hang over the market and creates a challenging environment for investors. Each bond that goes into the portfolio must be carefully weighed both for its credit strengths and its ability to retain value in a higher rate environment. To help with these investment considerations, the fund's counselors increasingly rely on the expertise of the fixed-income analysts of Capital Research and Management Company, the fund's investment adviser. In recent years, Capital has steadily expanded the fixed-income research team, as well as their presence in the fund's portfolio. To learn more about their contributions, please see our feature story, "The research portfolio" beginning on page 4.

In the 16 years since its inception, Intermediate Bond Fund of America has produced an average annual return of 6.51%. Although interest rates are lower today than they were in 1988, the fund continues to provide shareholders with an attractive level of income. Our dedication to providing income, however, is never more important than protecting shareholder principal. These aims often require a delicate balance, one that is best served by the expertise and knowledge of seasoned professionals.

We continue to appreciate the confidence you have placed in us, and we remain committed to helping you reach your long-term investment goals.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Chairman of the Board


/s/ John H. Smet

John H. Smet
President

October 12, 2004

For current information about the fund, visit americanfunds.com.


THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN (For the period February 19, 1988, to August 31, 2004, with dividends reinvested)

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.

              CITIGROUP BIG          LEHMAN GVT/           LIPPER SHORT-
                MEDIUM-TERM         CREDIT INDEX            INTERMEDIATE
           BOND INDEX (ONE-       (ONE-TO-SEVEN-             INVESTMENT-                    INTERMEDIATE           CONSUMER
              TO-SEVEN-YEAR     YEAR MATURITIES,              GRADE DEBT                    BOND FUND OF              PRICE
             MATURITIES)(2)           EX BBB)(2)        FUNDS AVERAGE(3)                         AMERICA           INDEX(4)

(2/19/88)          $10,000              $10,000                  $10,000                           $9,625           $10,000
1988*               10,100               10,077                   10,036                            9,719            10,259
1989                11,169               11,128                   11,047                           10,589            10,741
1990                12,154               12,082                   11,776                           11,270            11,345
1991                13,682               13,575                   13,187                           12,592            11,776
1992                15,334               15,258                   14,877                           14,202            12,147
1993                16,498               16,478                   16,481                           15,617            12,483
1994                16,618               16,538                   16,210                           15,338            12,845
1995                18,104               17,956                   17,529                           16,611            13,181
1996                19,010               18,811                   18,282                           17,379            13,560
1997                20,592               20,292                   19,661                           18,739            13,862
1998                22,273               21,998                   21,179                           20,178            14,086
1999                22,932               22,640                   21,599                           20,491            14,405
2000                24,396               24,037                   22,889                           21,815            14,897
2001                27,178               26,806                   25,388                           24,266            15,302
2002                29,308               29,009                   27,061                           25,695            15,578
2003                30,360               30,190                   28,107                           26,382            15,914
2004                31,756               31,310                   29,239                           27,302            16,336

Year ended August 31


*For the period February 19, 1988, through August 31, 1988.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(3) Calculated by Lipper. The average does not reflect sales charges.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS. THE RESULTS SHOWN ARE BEFORE TAXES ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES.


AVERAGE ANNUAL TOTAL RETURNS

Assumes reinvestment of all distributions for periods ended August 31, 2004, and payment of the 3.75% maximum sales charge at the beginning of the stated periods. The maximum initial sales charge was 4.75% prior to January 10, 2000.

Class A shares

1 year                                             -0.43%
5 years                                            +5.10
10 years                                           +5.53

THE RESEARCH PORTFOLIO

Research is the engine that drives every investment decision made for Intermediate Bond Fund of America. By design, the fund limits its investment focus to bonds with a rating of A or better and its broader portfolio to an average maturity of five years or less. But within that limited scope are a myriad of possibilities. These possibilities change with each passing day and increase year by year. Research is the tool used to evaluate these possibilities and select the bonds best suited to achieving the fund's objectives.

[large close-up photo of the interior of a clock]


[Begin Pull Quote]
[small close-up photo of the interior of a clock]
"Not only does the research portfolio accommodate the fund's growth, it also fosters growth of ideas and uncovers opportunities among those of us who manage the fund's assets."
[End Pull Quote]

At Capital Research and Management Company, the fund's investment adviser, research is far more than a screening tool. Research associates not only advise the fund's portfolio counselors, they also directly manage a portion of Intermediate Bond Fund of America's portfolio. This arrangement creates a dynamic process that we believe benefits our shareholders over the long term.

On the following pages we'll take a closer look at what the research portfolio is and what it means to the fund, and we'll speak with some of its participants. In the process, we hope to give you a better understanding of how the fund functions and how research serves our shareholders.

OPPORTUNITY THROUGH DIVERSITY

Capital Research uses the multiple portfolio counselor system to manage Intermediate Bond Fund of America and all the funds in the American Funds family. This system divides the assets of the fund among several portfolio counselors who each manage their portion independently, but in accordance with the fund's objectives. John Smet, one of the three portfolio counselors for Intermediate Bond Fund, observes, "One advantage of this system is that each counselor is free to invest according to his or her strongest convictions concerning the market's outlook and securities available. This provides a plurality of approaches that, over time, tends to deliver consistent results for shareholders."

Another component of Capital's management approach is the research portfolio (or "RP" as it's frequently called), a portion of fund assets directly managed by a pool of research analysts. In recent years, Intermediate Bond Fund's research portfolio has expanded from three analysts to its current eight. Analysts now directly manage approximately 17% of the fund's assets.

A distinct advantage of this multiple manager system is that as the fund grows, new counselors may be added, the RP can be expanded or both. "The system is inherently flexible," notes Michael Locke, a mortgage analyst who also oversees the fund's research portfolio. "Not only does it accommodate the fund's growth, it also fosters growth of ideas and uncovers opportunities among those of us who manage the fund's assets."

The research portfolio allows analysts to invest in their best ideas, not merely hypothetically, but in real dollars. Putting ideas into practice helps analysts sharpen their assessments and prioritize their recommendations. Michael explains, "Funds are allocated to analysts who have the highest conviction ideas that serve the fund's objective. Portfolio counselors look to the RP for investment ideas, so in this sense, the RP becomes a valuable incubator for the fund."

[Begin Pull Quote]
"Some people are good at managing money in a narrow context, others are more effective in a broader, big-picture context."
[close-up photo of the hands of a clock]
[End Pull Quote]


BUYING BONDS FROM AN ANALYST'S PERSPECTIVE

The eight RP analysts cover a wide range of issuers, representing a cross section of the bond market. Five of them focus on different industries in the corporate bond sector, while the other three specialize in structured debt -- a growing segment of the bond market that encompasses debt secured by assets such as home loans, credit card receivables, auto and student loans.

David Betanzos, one of the analysts in our structured debt group, specializes in privately originated mortgage-backed securities. These bonds bear some similarity to the mortgage-backed securities issued by federal agencies, but there are also important differences. "Private-issue mortgages typically offer better yields than agency mortgages," explains David, "but they also come with a slightly different package of risks. My job is to evaluate those risks and to make sure they are suitable for the fund and our shareholders. Within each pool of mortgages, we assess homeowner default risk, which is influenced by borrower credit quality, property loan-to-value ratios, as well as prevailing real estate and economic conditions in the geographically diverse local property markets." In addition to these factors, David continually monitors prevailing and market-anticipated interest rates. Mortgage-backed securities can vary in their price sensitivity to rate movements. Managing this sensitivity is a primary role of residential mortgage analysts as declines in market interest rates can encourage borrowers to prepay loans early by refinancing, while high rates can slow prepayments. Either scenario can affect the expected maturity of a bond. The willingness and ability of homeowners to act on this incentive varies considerably across the private-issue mortgage market that David analyzes.

Louise Moriarty is a fixed-income analyst who covers banks and financial institutions. Both are amply represented in the RP and in the broader portfolio. "We have a significant exposure to banks and diversified financial companies," explains Louise, "because they are the largest group of corporate issuers with an A or better credit rating. That makes them especially appropriate for Intermediate Bond Fund of America. Additionally, these institutions need frequent access to the capital markets; this lends liquidity to their bond issues and compels them to maintain a high level of credit-worthiness." Another attractive feature for the fund is the shorter maturities of most bank debt as compared to bonds issued by other corporate entities.

When considering which bonds may be appropriate for the fund, Louise takes a careful look at each bank's balance sheet and its mix of businesses. "The risks attached to bank bonds are often lower when a bank's revenues are well diversified," explains Louise. "For this reason, larger banking institutions with securities underwriting and trading, trust operations, credit card businesses, and both commercial and retail loans are frequently better choices for the fund than smaller regional banks that have a narrower banking focus." The mix of banking revenues often lends stability to a bank's credit rating during broader cycles of interest rate movements and economic changes. Louise adds, "When I purchase bank debt, I keep close tabs on potential problems that may affect asset quality and impair the bank's credit strength."

BALANCING BOND RISKS WITH FUND OBJECTIVES

Not every bond idea ends up in the fund's portfolio. Some bonds offer attractive yields but may contain too much risk or are inappropriate for the fund's objectives. Ellen Carr, an analyst covering retail and media companies, as well as real estate investment trusts (REITs), monitors industries that have a wide range of credit ratings, but focuses her RP selections on a handful of companies. "My portion of the fund's RP is largely weighted toward retail issuers, such as Wal-Mart, Target or Lowe's," explains Ellen. "These brand-name companies have fairly liquid bond issues, and most have maturities that are suitable for the fund. REIT and media bonds may offer a bit more yield, but that often comes with more risk and less liquidity."

Within the spectrum of high-quality debt on which the fund is focused, analysts seek bonds with low credit risks relative to comparably rated issuers. Retail bonds often fit this bill. Weighing potential risks is a critical part of an analyst's work, especially when that analyst intends to own bonds to maturity. "I'm not in the business of chasing short-term gains," Ellen cautions. "I have a strong desire to protect the coupon yields in my RP, so I rarely sell anything. My intent is to hold bonds to maturity unless there is meaningful credit deterioration."

SEEKING RELATIVE VALUES

The  fund's  research  analysts  meet  regularly  to  discuss  the  sectors  and industries  they  cover  and to  assess  which  ones  offer  the best  value for shareholders. These discussions afford an opportunity to make strategic decisions based on input from numerous industry specialists. "We all benefit from these discussions," notes Ellen, "because we are able to refine our recommendations within the context of very specific and comprehensive market information."

The RP process not only allows analysts to fund their best ideas, it also helps them become better analysts. "The market imposes a discipline on analyst recommendations," adds Michael Locke. "It makes us more effective because we are forced to deal with the technical aspects of the market, such as timing and liquidity."

[Begin Sidebar]
WHO MANAGES YOUR FUND?

Intermediate Bond Fund of America has three portfolio counselors who each manage a portion of the fund's assets. Collectively, they bring more than 55 years of professional experience to the task. Eight research analysts manage a fourth portion of the fund: the research portfolio.

[graphic of pie chart depicting portion of the whole is allocated to research portfolio]

PORTFOLIO COUNSELORS

David Hoag
Thomas Hogh
John Smet

RESEARCH PORTFOLIO

Corporate bond analysts
   Ellen Carr
   Christine Cronin
   Steve Lotwin
   Louise Moriarty
   Nicholas Whyatt

Structured debt analysts
   David Betanzos
   Michael Locke
   Mark Macdonald
[End Sidebar]

Over time, the RP also provides an objective measure of each analyst's performance. That, in turn, helps guide portfolio counselors who are looking for investment ideas.

In some instances, the research portfolio helps to foster new portfolio counselors. But not every analyst eventually assumes this role. "Some people are good at managing money in a narrow context," observes Michael. "Others are more effective in a broader, big-picture context. The beauty of the RP is that it helps people choose and develop the path that's best for them." Year by year, as the research portfolio grows, all parties stand to benefit - analysts, portfolio counselors, and most importantly, shareholders.


ABOUT YOUR FUND

Intermediate Bond Fund of America seeks to minimize credit risk and interest rate risk by investing in a portfolio of government securities and high-quality corporate debt, which also possesses a relatively short maturity structure. The fund tends to be more conservative than many other intermediate bond funds and is a good choice for cautious investors seeking a somewhat higher level of income than is generally available from money market funds.

PORTFOLIO QUALITY SUMMARY

[begin pie chart]
                                                             Percent of
                                                             net assets
                                                          as of 8/31/04

Aaa/AAA                                                           23.6%
Aa/AA                                                             12.1%
A/A                                                               16.4%
Short-term securities and other assets less liabilities            6.6%
U.S. government obligations*                                      19.2%
Federal agencies                                                  21.2%
Baa/BBB or below (bonds that were downgraded while
  held by the fund)                                                0.9%
[end pie chart]

*These securities are guaranteed by the full faith and credit of the United States government.


NET ASSETS AND PORTFOLIO TURNOVER

                                  Fund
                               net assets        Portfolio
Fiscal year                    (billions)        turnover

2004                              $5.2             68%
2003                               5.3             65
2002                               3.7             59
2001                               1.7             73
2000                               1.3             48


RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (FOR FISCAL YEARS)

2004                               2.84%
2003                               2.84
2002                               4.70
2001                               5.78
2000                               6.06


A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The three portfolio counselors who manage Intermediate Bond Fund of America bring more than 55 years of experience to this task.

[Begin Caption]
David A. Hoag
[photo of David A. Hoag]
16 years experience
[End Caption]

[Begin Caption]
Thomas H. Hogh
[photo of Thomas H. Hogh]
18 years experience
[End Caption]

[Begin Caption]
John H. Smet
[photo of John H. Smet]
22 years experience
[End Caption]

WHO OWNS YOUR FUND?

This fund, like every other mutual fund, is collectively owned by the shareholders who invest in it. The fund's Board of Trustees (see page 27 for details) is elected by the shareholders to represent and protect shareholder interests. To this end, they hire Capital Research and Management Company as the investment adviser, and manager of the fund's portfolio holdings.



INVESTMENT PORTFOLIO, August 31, 2004

Beginning with this report, a summary portfolio, now approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

[begin pie chart]
INVESTMENT MIX BY SECURITY TYPE

Corporate bonds                                                         27.6%
U.S. Treasury notes & bonds                                             17.4
Asset-backed obligations                                                13.1
Federal agency obligations                                              12.3
Federal agency mortgage-backed obligations                              10.6
Commercial mortgage-backed securities                                    5.4
Collateralized mortgage obligations (privately originated)               5.2
Other                                                                    1.8
Short-term securities and other assets less liabilities                  6.6
[end pie chart]



                                                                                       Principal        Market       Percent
                                                                                          amount         value        of net
BONDS AND NOTES  - 93.00%                                                                  (000)         (000)        assets

CORPORATE BONDS  - 27.56%
FINANCIALS  - 15.47%
USA Education, Inc. 5.625% 2007                                                           $9,035        $9,569
SLM Corp. 1.70%-5.375% 2005-2014 (1)                                                      48,750        49,160         1.13%
Midland Bank PLC 8.625% 2004                                                               4,200         4,279
Household Finance Corp. 3.375%-8.00% 2005-2008                                            41,000        43,297           .92
BANK ONE CORP. 2.625% 2008                                                                 6,000         5,791
J.P. Morgan Chase & Co. 3.50%-5.625% 2006-2009                                            36,050        37,120           .83
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (2)                       24,500        25,928           .50
MetLife, Inc. 3.911% 2005                                                                 25,515        25,844           .50
Citigroup Inc. 3.50% 2008                                                                 22,500        22,599           .44
Nationwide Life Insurance Co. 5.35% 2007 (2)                                              21,350        22,416           .43
Suntrust Bank 4.415% 2009                                                                 10,000        10,235           .20
Other securities                                                                                       544,226         10.52
                                                                                                       800,464         15.47

CONSUMER DISCRETIONARY  -  3.42%                                                                       176,973          3.42

INDUSTRIALS  - 2.78%
Heller Financial, Inc. 8.00% 2005                                                          3,500         3,655
General Electric Capital Corp., Series A, 5.00% 2007                                      23,000        24,143
General Electric Capital Corp., Series A, 2.85%-6.00% 2006-2012                           26,500        27,366
General Electric Co. 5.00% 2013                                                            2,000         2,061          1.11
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (2)  (3)                  23,374        25,298           .49
Other securities                                                                                        61,115          1.18
                                                                                                       143,638          2.78

TELECOMMUNICATION SERVICES  -  1.91%                                                                    98,972          1.91

CONSUMER STAPLES  - 1.88%
Wal-Mart Stores, Inc. 4.375% 2007                                                         21,000        21,757           .42
Other securities                                                                                        75,661          1.46
                                                                                                        97,418          1.88

UTILITIES  -  1.10%                                                                                     56,713          1.10

OTHER CORPORATE BONDS -  1.00%                                                                          51,725          1.00


U.S. TREASURY NOTES & BONDS  - 17.39%
U.S. Treasury obligations :
 11.625% 2004                                                                             23,400        23,879
 1.625% 2005                                                                              83,000        82,636
 5.75% 2005                                                                               86,750        90,545
 2.625% 2006                                                                              50,000        50,156
 3.50% 2006                                                                              104,525       106,795
 6.875% 2006                                                                              29,250        31,494
 7.00% 2006                                                                               31,875        34,569
 6.125% 2007                                                                              30,000        32,855
 6.25% 2007                                                                               47,750        51,921
 3.625% 2008 (1)  (4)  (5)                                                                38,158        42,045
 5.625% 2008                                                                              20,000        21,850
 6.00% 2009                                                                               33,750        37,853
 5.00% 2011                                                                               65,500        70,484
 5.00% 2011                                                                               49,000        52,683
 7.50% 2016                                                                               26,000        33,357
 8.750% 2020                                                                              19,490        28,172
 0%-10.375% 2004-2029 (1) (4)                                                            121,759       108,462         17.39
                                                                                                       899,756         17.39

ASSET-BACKED OBLIGATIONS (3)  - 13.12%
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 2.07% 2030 (1)            5,000         5,048           .10
Other securities                                                                                       673,942         13.02
                                                                                                       678,990         13.12

FEDERAL AGENCY OBLIGATIONS  - 12.35%
Freddie Mac:
 4.25% 2005                                                                               47,750        48,559
 2.375% 2006                                                                              47,000        46,989
 5.25% 2006                                                                               43,250        44,974
 3.50% 2007  (5)                                                                         119,500       121,045
 5.75% 2009                                                                              100,000       109,105
 6.625% 2009                                                                              25,000        28,291
 1.50%-5.50% 2005-2006                                                                    34,750        35,379          8.39
Fannie Mae:
 6.00% 2005                                                                                4,500         4,716
 7.125% 2005                                                                              26,000        26,614
 2.625% 2006                                                                              38,000        37,932
 4.25% 2007                                                                               63,250        65,452
 6.00% 2008                                                                               33,500        36,642
 6.625% 2009                                                                              25,000        28,279          3.86
Other securities                                                                                         5,364           .10
                                                                                                       639,341         12.35

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS (3) - 10.61%
Fannie Mae:
 4.202% 2033 (1)                                                                          28,520        28,831
 6.00% 2034                                                                               57,345        59,379
 6.50% 2034                                                                               24,347        25,600
 2.869%-13.50% 2006-2042                                                                 183,005       191,209          5.89
Freddie Mac:
 5.50% 2018                                                                               25,000        25,911
 6.00% 2034                                                                               67,500        69,789
 1.876%-11.00% 2006-2042                                                                  56,784        58,723          2.98
Government National Mortgage Assn.:
 6.00% 2033                                                                               44,219        45,991
 4.776%-9.50% 2007-2032                                                                   39,446        41,803          1.70
Other securities                                                                                         1,801           .04
                                                                                                       549,037         10.61

COMMERCIAL MORTGAGE-BACKED SECURITIES  -  5.38%                                                        278,241          5.38

COLLATERALIZED MORTGAGE OBLIGATIONS (PRIVATELY ORIGINATED)  -  5.17%                                   267,697          5.17

NON-U.S. GOVERNMENT OBLIGATIONS  - 0.74%
KfW 3.25% 2007                                                                            23,000        23,242           .45
Other securities                                                                                        14,941           .29
                                                                                                        38,183           .74

MUNICIPALS  -  0.68%                                                                                    35,313           .68


TOTAL BONDS AND NOTES (cost: $4,744,441,000)                                                         4,812,461         93.00



                                                                                       Principal        Market       Percent
                                                                                          amount         value        of net
PREFERRED STOCKS  - 0.43%                                                                  (000)         (000)        assets

FINANCIALS  - 0.43%
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual
   preferred (undated) (1)  (2)                                                            6,250         7,889           .15
Other securities                                                                                        14,598           .28
                                                                                                        22,487           .43


TOTAL PREFERRED STOCKS (cost: $23,250,000)                                                              22,487           .43



                                                                                       Principal        Market       Percent
                                                                                          amount         value        of net
SHORT-TERM SECURITIES  - 9.03%                                                             (000)         (000)        assets


U.S. Treasury Bills 1.335%-1.408% due 9/16-10/28/2004                                    131,500       131,320          2.54
Clipper Receivables Co., LLC 1.54%-1.58% due 9/1-9/24/2004 (2)                            66,500        66,457          1.28
Three Pillars Funding, LLC 1.52%-1.55% due  9/10-9/15/2004 (2)                            50,000        49,973           .97
Coca-Cola Co. 1.50%-1.54% due 9/27-10/12/2004                                             37,700        37,646           .73
Gannett Co. 1.50% due 9/17/2004 (2)                                                       30,600        30,578           .59
DuPont (E.I.) de Nemours & Co. 1.35% due 9/2/2004                                         28,000        27,998           .54
Variable Funding Capital Corp. 1.50% due 9/22/2004 (2)                                    26,000        25,976           .50
Abbott Laboratories Inc. 1.49% due 9/28/2004 (2)                                          25,000        24,971           .48
Bank of America Corp. 1.62% due 10/25/2004                                                25,000        24,938           .48
Preferred Receivables Funding Corp. 1.53% due 9/13/2004 (2)                               16,900        16,891           .33
General Electric Capital Corp. 1.57% due 9/1/2004                                          4,100         4,100           .08
Other securities                                                                                        26,268           .51

TOTAL SHORT-TERM SECURITIES (cost: $467,108,000)                                                       467,116          9.03


TOTAL INVESTMENT SECURITIES (cost: $5,234,799,000)                                                   5,302,064        102.46
Other assets less liabilities                                                                         (127,194)        (2.46)

NET ASSETS                                                                                          $5,174,870       100.00%


"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $838,707,000, which represented 16.21% of the net assets of the fund.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2004                             (dollars and shares in thousands,
                                                       except per-share amounts)

ASSETS:
 Investment securities at market (cost: $5,234,799)                                                                    $5,302,064
 Cash                                                                                                                          33
 Receivables for:
  Sales of investments                                                                           $370
  Sales of fund's shares                                                                       14,275
  Interest                                                                                     40,436                      55,081
                                                                                                                        5,357,178
LIABILITIES:
 Payables for:
  Purchases of investments                                                                    165,345
  Repurchases of fund's shares                                                                 10,709
  Dividends on fund's shares                                                                    1,216
  Investment advisory services                                                                  1,148
  Services provided by affiliates                                                               3,718
  Deferred Trustees' compensation                                                                 103
  Other fees and expenses                                                                          69                     182,308
NET ASSETS AT AUGUST 31, 2004                                                                                          $5,174,870

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                                      $5,143,875
 Distributions in excess of net investment income                                                                             (38)
 Accumulated net realized loss                                                                                            (36,232)
 Net unrealized appreciation                                                                                               67,265
NET ASSETS AT AUGUST 31, 2004                                                                                          $5,174,870

SHARES OF BENEFICIAL INTEREST ISSUED AND OUTSTANDING - UNLIMITED SHARES AUTHORIZED, 374,896 TOTAL SHARES OUTSTANDING

                                                                                                              Net asset value
                                                                        Net assets      Shares outstanding      per share (1)

Class A                                                                 $3,768,147                 272,985             $13.80
Class B                                                                    338,525                  24,525              13.80
Class C                                                                    383,105                  27,754              13.80
Class F                                                                    304,177                  22,036              13.80
Class 529-A                                                                 78,815                   5,710              13.80
Class 529-B                                                                 19,547                   1,416              13.80
Class 529-C                                                                 55,461                   4,018              13.80
Class 529-E                                                                  4,927                     357              13.80
Class 529-F                                                                  7,302                     529              13.80
Class R-1                                                                    2,936                     213              13.80
Class R-2                                                                   70,872                   5,134              13.80
Class R-3                                                                   63,466                   4,598              13.80
Class R-4                                                                   12,971                     940              13.80
Class R-5                                                                   64,619                   4,681              13.80

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $14.34 for each.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended August 31, 2004                      (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                                         $180,494

 Fees and expenses:
  Investment advisory services                                                           13,143
  Distribution services                                                                  21,052
  Transfer agent services                                                                 4,413
  Administrative services                                                                 2,281
  Reports to shareholders                                                                   304
  Registration statement and prospectus                                                     502
  Postage, stationery and supplies                                                          540
  Trustees' compensation                                                                     47
  Auditing and legal                                                                        135
  Custodian                                                                                  55
  State and local taxes                                                                      53
  Other                                                                                      71
  Total expenses before reimbursement                                                    42,596
   Reimbursement of expenses                                                                272                      42,324
 Net investment income                                                                                              138,170

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS:
 Net realized gain on investments                                                                                    16,291
 Net unrealized appreciation on investments                                                                          17,999
  Net realized gain and unrealized appreciation on investments                                                       34,290
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $172,460

See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                Year ended August 31
                                                                                           2004                        2003
OPERATIONS:
 Net investment income                                                                 $138,170                    $132,856
 Net realized gain on investments                                                        16,291                       4,508
 Net unrealized appreciation (depreciation) on investments                               17,999                     (27,293)
  Net increase in net assets resulting from operations                                  172,460                     110,071

DIVIDENDS PAID OR ACCRUED TO SHAREHOLDERS FROM NET INVESTMENT INCOME                   (146,214)                   (147,250)

CAPITAL SHARE TRANSACTIONS                                                             (118,450)                  1,653,313

TOTAL (DECREASE) INCREASE IN NET ASSETS                                                 (92,204)                  1,616,134

NET ASSETS:
 Beginning of year                                                                    5,267,074                   3,650,940
 End of year (including distributions in excess of and undistributed
  net investment income: $(38) and $72, respectively)                                $5,174,870                  $5,267,074

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
Share class             Initial sales charge Contingent deferred sales
                                             charge upon redemption     Conversion feature
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes A and 529-A     Up to 3.75%          None (except 1% for        None
                                             certain redemptions
                                             within one year of
                                             purchase without an
                                             initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes B and 529-B     None                 Declines from 5% to zero   Classes B and 529-B convert to
                                             for redemptions within     classes A and 529-A,
                                             six years of purchase      respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class C                 None                 1% for redemptions within  Class C converts to Class F
                                             one year of purchase       after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-C             None                 1% for redemptions within  None
                                             one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-E             None                 None                       None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes F and 529-F     None                 None                       None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,  None                 None                       None
R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2004, the cost of investment securities for federal income tax purposes was $5,235,943,000.

During the year ended August 31, 2004, the fund reclassified $39,736,000 from additional paid-in capital to accumulated net realized loss, $7,942,000 from accumulated net realized loss to undistributed net investment income and $8,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                            $1,280
Short-term and long-term capital loss deferrals                                                               (35,088)
Gross unrealized appreciation on investment securities                                                         81,154
Gross unrealized depreciation on investment securities                                                        (15,033)
Net unrealized appreciation on investment securities                                                           66,121

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $7,050,000, $3,837,000, $7,139,000, $1,587,000, $13,436,000 and
$2,039,000  expiring in 2005,  2006,  2008,  2009, 2011 and 2012,  respectively.
These numbers reflect the expiration of a capital loss carryforward of $39,736,000 during the year ended, August 31, 2004. The remaining capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended August 31, 2004, the fund realized, on a tax basis, a net capital gain of $8,349,000, which was offset by capital losses of $10,388,000 that were realized during the period November 1, 2002 through August 31, 2003.

Ordinary income distributions paid or accrued to shareholders were as follows (dollars in thousands):

Share class                                                 Year ended August 31, 2004                  Year ended August 31, 2003
Class A                                                                      $ 113,329                                   $ 121,428
Class B                                                                          8,194                                       7,934
Class C                                                                          8,890                                       8,243
Class F                                                                          7,566                                       5,258
Class 529-A                                                                      2,022                                       1,124
Class 529-B                                                                        377                                         226
Class 529-C                                                                      1,031                                         593
Class 529-E                                                                        106                                          63
Class 529-F                                                                        151                                          40
Class R-1                                                                           53                                          17
Class R-2                                                                        1,289                                         398
Class R-3                                                                        1,305                                         482
Class R-4                                                                          238                                          92
Class R-5                                                                        1,663                                       1,352
Total                                                                        $ 146,214                                   $ 147,250

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provided for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. The Board of Trustees approved an amended agreement effective November 1, 2003, continuing the series of rates to include an additional rate of 0.15% on daily net assets in excess of $6 billion. For the year ended August 31, 2004, the investment advisory services fee was $13,143,000, which was equivalent to an annualized rate of 0.257% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2004, unreimbursed expenses subject to reimbursement totaled $2,086,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended August 31, 2004, CRMC voluntarily agreed to pay a portion of these fees for classes R-1, R-2, R-3 and R-4. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended August 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $11,367          $4,065         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          3,547             348          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          3,993          Included             $599               $130            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           634           Included             380                 46             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         94            Included             101                 15                  $68
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         178           Included              27                  9                   18
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         485           Included              73                 20                   48
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         20            Included              6                   1                   4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F         13            Included              8                   1                   5
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          24            Included              4                   5             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          429           Included              86                 404            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          248           Included              74                 84             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          20            Included              12                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              50                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $21,052          $4,413             $1,420              $718                 $143
         --------------------------------------------------------------------------------------------------------------


DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $35,000 in current fees (either paid in cash or deferred) and a net increase of $12,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                               Sales(1)                    dividends and distributions
                                                                    Amount         Shares                Amount           Shares
Year ended August 31, 2004
Class A                                                        $ 1,229,151         89,051               $ 99,086           7,185
Class B                                                             71,164          5,158                  7,091             514
Class C                                                            147,783         10,701                  7,417             538
Class F                                                            180,248         13,082                  6,709             487
Class 529-A                                                         37,504          2,717                  1,999             145
Class 529-B                                                          5,665            410                    374              27
Class 529-C                                                         23,218          1,682                  1,021              74
Class 529-E                                                          2,267            164                    104               8
Class 529-F                                                          4,487            325                    150              11
Class R-1                                                            2,973            216                     51               4
Class R-2                                                           47,501          3,440                  1,271              92
Class R-3                                                           40,821          2,959                  1,287              93
Class R-4                                                            9,643            700                    235              17
Class R-5                                                           33,388          2,426                    781              57
Total net increase
   (decrease)                                                  $ 1,835,813        133,031              $ 127,576           9,252

Year ended August 31, 2003
Class A                                                        $ 3,254,392        234,519              $ 104,744           7,552
Class B                                                            293,490         21,151                  6,849             494
Class C                                                            401,976         28,960                  6,850             494
Class F                                                            331,395         23,873                  4,653             336
Class 529-A                                                         45,723          3,295                  1,115              80
Class 529-B                                                         13,348            962                    224              16
Class 529-C                                                         31,682          2,283                    588              42
Class 529-E                                                          2,821            204                     62               4
Class 529-F                                                          2,993            216                     39               3
Class R-1                                                            2,182            157                     16               1
Class R-2                                                           47,213          3,398                    391              28
Class R-3                                                           51,977          3,738                    472              34
Class R-4                                                           11,088            799                     84               6
Class R-5                                                           31,881          2,300                    680              49
Total net increase
   (decrease)                                                  $ 4,522,161        325,855              $ 126,767           9,139




Share class                                                             Repurchases(1)                   Net (decrease) increase
                                                                     Amount        Shares                Amount            Shares
Year ended August 31, 2004
Class A                                                       $ (1,561,047)      (113,107)            $ (232,810)        (16,871)
Class B                                                           (124,322)        (9,006)               (46,067)         (3,334)
Class C                                                           (207,734)       (15,053)               (52,534)         (3,814)
Class F                                                           (106,859)        (7,755)                80,098           5,814
Class 529-A                                                        (16,172)        (1,172)                23,331           1,690
Class 529-B                                                         (2,344)          (169)                 3,695             268
Class 529-C                                                         (9,237)          (669)                15,002           1,087
Class 529-E                                                           (616)           (45)                 1,755             127
Class 529-F                                                           (241)           (18)                 4,396             318
Class R-1                                                           (1,706)          (124)                 1,318              96
Class R-2                                                          (18,175)        (1,318)                30,597           2,214
Class R-3                                                          (16,183)        (1,173)                25,925           1,879
Class R-4                                                           (2,272)          (164)                 7,606             553
Class R-5                                                          (14,931)        (1,085)                19,238           1,398
Total net increase
   (decrease)                                                 $ (2,081,839)      (150,858)            $ (118,450)         (8,575)

Year ended August 31, 2003
Class A                                                       $ (2,422,426)      (174,639)             $ 936,710          67,432
Class B                                                           (120,147)        (8,662)               180,192          12,983
Class C                                                           (183,436)       (13,225)               225,390          16,229
Class F                                                           (215,252)       (15,515)               120,796           8,694
Class 529-A                                                         (5,691)          (410)                41,147           2,965
Class 529-B                                                         (1,142)           (83)                12,430             895
Class 529-C                                                         (2,999)          (216)                29,271           2,109
Class 529-E                                                           (458)           (33)                 2,425             175
Class 529-F                                                           (109)            (8)                 2,923             211
Class R-1                                                             (708)           (51)                 1,490             107
Class R-2                                                           (7,958)          (572)                39,646           2,854
Class R-3                                                          (15,176)        (1,089)                37,273           2,683
Class R-4                                                           (6,069)          (437)                 5,103             368
Class R-5                                                          (14,044)        (1,015)                18,517           1,334
Total net increase
   (decrease)                                                 $ (2,995,615)      (215,955)           $ 1,653,313         119,039

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,301,498,000 and $3,556,773,000, respectively, during the year ended August 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2004, the custodian fee of $55,000 included $60,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                      Income (loss) from investment operations(2)
                                                                                                             Net
                                                                   Net asset                      gains (losses)
                                                                      value,              Net      on securities        Total from
                                                                   beginning       investment     (both realized        investment
                                                                   of period           income    and unrealized)        operations
CLASS A:
 Year ended 8/31/2004                                                 $13.74             $.39              $.08               $.47
 Year ended 8/31/2003                                                  13.81              .39              (.02)               .37
 Year ended 8/31/2002                                                  13.69              .64               .14                .78
 Year ended 8/31/2001                                                  13.08              .78               .65               1.43
 Year ended 8/31/2000                                                  13.01              .78               .03                .81
CLASS B:
 Year ended 8/31/2004                                                  13.74              .30               .08                .38
 Year ended 8/31/2003                                                  13.81              .29              (.02)               .27
 Year ended 8/31/2002                                                  13.69              .55               .14                .69
 Year ended 8/31/2001                                                  13.08              .69               .65               1.34
 Period from 3/15/2000 to 08/31/2000                                   13.01              .23               .15                .38
CLASS C:
 Year ended 8/31/2004                                                  13.74              .29               .08                .37
 Year ended 8/31/2003                                                  13.81              .28              (.02)               .26
 Year ended 8/31/2002                                                  13.69              .53               .14                .67
 Period from 3/15/2001 to 8/31/2001                                    13.61              .29               .10                .39
CLASS F:
 Year ended 8/31/2004                                                  13.74              .39               .08                .47
 Year ended 8/31/2003                                                  13.81              .38              (.02)               .36
 Year ended 8/31/2002                                                  13.69              .64               .14                .78
 Period from 3/19/2001 to 8/31/2001                                    13.60              .32               .11                .43
CLASS 529-A:
 Year ended 8/31/2004                                                  13.74              .39               .08                .47
 Year ended 8/31/2003                                                  13.81              .37              (.02)               .35
 Period from 2/19/2002 to 8/31/2002                                    13.59              .30               .23                .53
CLASS 529-B:
 Year ended 8/31/2004                                                  13.74              .27               .08                .35
 Year ended 8/31/2003                                                  13.81              .26              (.02)               .24
 Period from 2/26/2002 to 8/31/2002                                    13.58              .24               .24                .48
CLASS 529-C:
 Year ended 8/31/2004                                                  13.74              .27               .08                .35
 Year ended 8/31/2003                                                  13.81              .26              (.02)               .24
 Period from 2/19/2002 to 8/31/2002                                    13.59              .25               .23                .48
CLASS 529-E:
 Year ended 8/31/2004                                                  13.74              .34               .08                .42
 Year ended 8/31/2003                                                  13.81              .34              (.02)               .32
 Period from 3/15/2002 to 8/31/2002                                    13.43              .24               .40                .64
CLASS 529-F:
 Year ended 8/31/2004                                                  13.74              .38               .08                .46
 Period from 9/16/2002 to 8/31/2003                                    13.86              .30              (.02)               .28




FINANCIAL HIGHLIGHTS (1)                                           (continued)

                                                                                      Income (loss) from investment operations (2)
                                                                                                             Net
                                                                   Net asset                       gains(losses)
                                                                      value,              Net      on securities        Total from
                                                                   beginning       investment     (both realized        investment
                                                                   of period           income    and unrealized)        operations
CLASS R-1:
 Year ended 8/31/2004                                                 $13.74             $.29              $.08               $.37
 Year ended 8/31/2003                                                  13.81              .28              (.02)               .26
 Period from 6/13/2002 to 8/31/2002                                    13.63              .09               .18                .27
CLASS R-2:
 Year ended 8/31/2004                                                  13.74              .29               .08                .37
 Year ended 8/31/2003                                                  13.81              .28              (.02)               .26
 Period from 5/31/2002 to 8/31/2002                                    13.61              .11               .21                .32
CLASS R-3:
 Year ended 8/31/2004                                                  13.74              .34               .08                .42
 Year ended 8/31/2003                                                  13.81              .33              (.02)               .31
 Period from 6/26/2002 to 8/31/2002                                    13.69              .09               .13                .22
CLASS R-4:
 Year ended 8/31/2004                                                  13.74              .39               .08                .47
 Year ended 8/31/2003                                                  13.81              .38              (.02)               .36
 Period from 6/27/2002 to 8/31/2002                                    13.66              .09               .16                .25
CLASS R-5:
 Year ended 8/31/2004                                                  13.74              .44               .08                .52
 Year ended 8/31/2003                                                  13.81              .43              (.02)               .41
 Period from 5/15/2002 to 8/31/2002                                    13.52              .18               .29                .47




FINANCIAL HIGHLIGHTS (1)



                                                                    Dividends
                                                                    (from net       Net asset                          Net assets,
                                                                   investment      value, end              Total     end of period
                                                                      income)       of period         return (3)     (in millions)
CLASS A:
 Year ended 8/31/2004                                                  $(.41)          $13.80              3.49%           $3,768
 Year ended 8/31/2003                                                   (.44)           13.74              2.68             3,981
 Year ended 8/31/2002                                                   (.66)           13.81              5.89             3,071
 Year ended 8/31/2001                                                   (.82)           13.69             11.23             1,628
 Year ended 8/31/2000                                                   (.74)           13.08              6.47             1,290
CLASS B:
 Year ended 8/31/2004                                                   (.32)           13.80              2.78               339
 Year ended 8/31/2003                                                   (.34)           13.74              1.96               383
 Year ended 8/31/2002                                                   (.57)           13.81              5.14               205
 Year ended 8/31/2001                                                   (.73)           13.69             10.47                46
 Period from 3/15/2000 to 08/31/2000                                    (.31)           13.08              3.63                 5
CLASS C:
 Year ended 8/31/2004                                                   (.31)           13.80              2.70               383
 Year ended 8/31/2003                                                   (.33)           13.74              1.86               434
 Year ended 8/31/2002                                                   (.55)           13.81              5.04               212
 Period from 3/15/2001 to 8/31/2001                                     (.31)           13.69              2.92                22
CLASS F:
 Year ended 8/31/2004                                                   (.41)           13.80              3.48               304
 Year ended 8/31/2003                                                   (.43)           13.74              2.65               223
 Year ended 8/31/2002                                                   (.66)           13.81              5.85               104
 Period from 3/19/2001 to 8/31/2001                                     (.34)           13.69              3.24                13
CLASS 529-A:
 Year ended 8/31/2004                                                   (.41)           13.80              3.49                79
 Year ended 8/31/2003                                                   (.42)           13.74              2.58                55
 Period from 2/19/2002 to 8/31/2002                                     (.31)           13.81              3.98                15
CLASS 529-B:
 Year ended 8/31/2004                                                   (.29)           13.80              2.58                20
 Year ended 8/31/2003                                                   (.31)           13.74              1.77                16
 Period from 2/26/2002 to 8/31/2002                                     (.25)           13.81              3.58                 3
CLASS 529-C:
 Year ended 8/31/2004                                                   (.29)           13.80              2.59                55
 Year ended 8/31/2003                                                   (.31)           13.74              1.78                40
 Period from 2/19/2002 to 8/31/2002                                     (.26)           13.81              3.58                11
CLASS 529-E:
 Year ended 8/31/2004                                                   (.36)           13.80              3.11                 5
 Year ended 8/31/2003                                                   (.39)           13.74              2.30                 3
 Period from 3/15/2002 to 8/31/2002                                     (.26)           13.81              4.79                 1
CLASS 529-F:
 Year ended 8/31/2004                                                   (.40)           13.80              3.37                 7
 Period from 9/16/2002 to 8/31/2003                                     (.40)           13.74              2.00                 3




FINANCIAL HIGHLIGHTS (1)                                             (continued)



                                                                    Dividends
                                                                    (from net       Net asset                          Net assets,
                                                                   investment      value, end             Total      end of period
                                                                      income)       of period            return      (in millions)
CLASS R-1:
 Year ended 8/31/2004                                                  $(.31)          $13.80              2.68%              $3
 Year ended 8/31/2003                                                   (.33)           13.74              1.87                2
 Period from 6/13/2002 to 8/31/2002                                     (.09)           13.81              2.02                - (6)
CLASS R-2:
 Year ended 8/31/2004                                                   (.31)           13.80              2.72               71
 Year ended 8/31/2003                                                   (.33)           13.74              1.90               40
 Period from 5/31/2002 to 8/31/2002                                     (.12)           13.81              2.34                1
CLASS R-3:
 Year ended 8/31/2004                                                   (.36)           13.80              3.11               63
 Year ended 8/31/2003                                                   (.38)           13.74              2.29               37
 Period from 6/26/2002 to 8/31/2002                                     (.10)           13.81              1.58                1
CLASS R-4:
 Year ended 8/31/2004                                                   (.41)           13.80              3.47               13
 Year ended 8/31/2003                                                   (.43)           13.74              2.64                5
 Period from 6/27/2002 to 8/31/2002                                     (.10)           13.81              1.87                - (6)
CLASS R-5:
 Year ended 8/31/2004                                                   (.46)           13.80              3.81               65
 Year ended 8/31/2003                                                   (.48)           13.74              2.97               45
 Period from 5/15/2002 to 8/31/2002                                     (.18)           13.81              3.49               27






FINANCIAL HIGHLIGHTS (1)


                                                                      Ratio of expenses    Ratio of expenses        Ratio of
                                                                         to average net       to average net      net income
                                                                          assets before         assets after      to average
                                                                          reimbursement    reimbursement (4)      net assets
CLASS A:
 Year ended 8/31/2004                                                              .70%                .70%             2.84%
 Year ended 8/31/2003                                                              .70                 .70              2.84
 Year ended 8/31/2002                                                              .76                 .76              4.70
 Year ended 8/31/2001                                                              .81                 .81              5.78
 Year ended 8/31/2000                                                              .83                 .83              6.06
CLASS B:
 Year ended 8/31/2004                                                             1.39                1.39              2.15
 Year ended 8/31/2003                                                             1.40                1.40              2.05
 Year ended 8/31/2002                                                             1.46                1.46              3.86
 Year ended 8/31/2001                                                             1.50                1.50              4.85
 Period from 3/15/2000 to 08/31/2000                                               .69                 .69              2.14
CLASS C:
 Year ended 8/31/2004                                                             1.47                1.47              2.07
 Year ended 8/31/2003                                                             1.49                1.49              1.93
 Year ended 8/31/2002                                                             1.55                1.55              3.67
 Period from 3/15/2001 to 8/31/2001                                                .81                 .81              2.16
CLASS F:
 Year ended 8/31/2004                                                              .70                 .70              2.80
 Year ended 8/31/2003                                                              .71                 .71              2.69
 Year ended 8/31/2002                                                              .79                 .79              4.47
 Period from 3/19/2001 to 8/31/2001                                                .40                 .40              2.43
CLASS 529-A:
 Year ended 8/31/2004                                                              .70                 .70              2.81
 Year ended 8/31/2003                                                              .76                 .76              2.56
 Period from 2/19/2002 to 8/31/2002                                                .91 (5)             .91 (5)          4.11 (5)
CLASS 529-B:
 Year ended 8/31/2004                                                             1.59                1.59              1.93
 Year ended 8/31/2003                                                             1.59                1.59              1.70
 Period from 2/26/2002 to 8/31/2002                                               1.64 (5)            1.64 (5)          3.38 (5)
CLASS 529-C:
 Year ended 8/31/2004                                                             1.58                1.58              1.94
 Year ended 8/31/2003                                                             1.58                1.58              1.74
 Period from 2/19/2002 to 8/31/2002                                               1.63 (5)            1.63 (5)          3.36 (5)
CLASS 529-E:
 Year ended 8/31/2004                                                             1.06                1.06              2.44
 Year ended 8/31/2003                                                             1.06                1.06              2.28
 Period from 3/15/2002 to 8/31/2002                                                .51                 .51              1.73
CLASS 529-F:
 Year ended 8/31/2004                                                              .81                 .81              2.67
 Period from 9/16/2002 to 8/31/2003                                                .81 (5)             .81 (5)          2.23 (5)




FINANCIAL HIGHLIGHTS (1)                                            (continued)



                                                                      Ratio of expenses    Ratio of expenses        Ratio of
                                                                         to average net       to average net      net income
                                                                          assets before         assets after      to average
                                                                          reimbursement    reimbursement (4)      net assets
CLASS R-1:
 Year ended 8/31/2004                                                             1.62%               1.48%             2.03%
 Year ended 8/31/2003                                                             1.85                1.48              1.61
 Period from 6/13/2002 to 8/31/2002                                                .38                 .31               .69
CLASS R-2:
 Year ended 8/31/2004                                                             1.89                1.45              2.05
 Year ended 8/31/2003                                                             1.99                1.44              1.55
 Period from 5/31/2002 to 8/31/2002                                                .48                 .37               .80
CLASS R-3:
 Year ended 8/31/2004                                                             1.10                1.07              2.43
 Year ended 8/31/2003                                                             1.13                1.06              1.99
 Period from 6/26/2002 to 8/31/2002                                                .25                 .20               .64
CLASS R-4:
 Year ended 8/31/2004                                                              .71                 .71              2.74
 Year ended 8/31/2003                                                              .73                 .71              2.55
 Period from 6/27/2002 to 8/31/2002                                                .16                 .13               .68
CLASS R-5:
 Year ended 8/31/2004                                                              .39                 .39              3.11
 Year ended 8/31/2003                                                              .40                 .40              3.10
 Period from 5/15/2002 to 8/31/2002                                                .13                 .13              1.28


                                                                                      Year ended August 31
                                                               2004          2003              2002           2001          2000

Portfolio turnover rate for all classes of shares               68%           65%               59%            73%           48%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the start-up period for the retirement plan share classes (except Class R-5), CRMC voluntarily agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
INTERMEDIATE BOND FUND OF AMERICA:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "Fund"), including the investment portfolio, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Costa Mesa, California
October 13, 2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2004.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $27,215,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION, WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


EXPENSE EXAMPLE (unaudited)


As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2004 through August 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account    Ending account         Expenses paid          Annualized
                                                  value 3/1/2004   value 8/31/2004     during period (1)       expense ratio

Class A -- actual return                         $      1,000.00      $   1,005.87                $3.49                 .69%
Class A -- assumed 5% return                            1,000.00          1,021.73                 3.52                 .69
Class B -- actual return                                1,000.00          1,002.47                 6.97                1.38
Class B -- assumed 5% return                            1,000.00          1,018.25                 7.02                1.38
Class C -- actual return                                1,000.00          1,002.05                 7.37                1.46
Class C -- assumed 5% return                            1,000.00          1,017.85                 7.43                1.46
Class F -- actual return                                1,000.00          1,005.85                 3.49                 .69
Class F -- assumed 5% return                            1,000.00          1,021.73                 3.52                 .69
Class 529-A -- actual return                            1,000.00          1,005.66                 3.69                 .73
Class 529-A -- assumed 5% return                        1,000.00          1,021.53                 3.72                 .73
Class 529-B -- actual return                            1,000.00          1,001.50                 7.97                1.58
Class 529-B -- assumed 5% return                        1,000.00          1,017.24                 8.03                1.58
Class 529-C -- actual return                            1,000.00          1,001.51                 7.92                1.57
Class 529-C -- assumed 5% return                        1,000.00          1,017.29                 7.98                1.57
Class 529-E -- actual return                            1,000.00          1,004.08                 5.30                1.05
Class 529-E -- assumed 5% return                        1,000.00          1,019.91                 5.35                1.05
Class 529-F -- actual return                            1,000.00          1,005.33                 4.04                 .80
Class 529-F -- assumed 5% return                        1,000.00          1,021.17                 4.08                 .80
Class R-1 -- actual return                              1,000.00          1,001.99                 7.42                1.47
Class R-1 -- assumed 5% return                          1,000.00          1,017.80                 7.48                1.47
Class R-2 -- actual return                              1,000.00          1,002.17                 7.27                1.44
Class R-2 -- assumed 5% return                          1,000.00          1,017.95                 7.32                1.44
Class R-3 -- actual return                              1,000.00          1,004.05                 5.30                1.05
Class R-3 -- assumed 5% return                          1,000.00          1,019.91                 5.35                1.05
Class R-4 -- actual return                              1,000.00          1,005.84                 3.54                 .70
Class R-4 -- assumed 5% return                          1,000.00          1,021.68                 3.57                 .70
Class R-5 -- actual return                              1,000.00          1,007.44                 1.92                 .38
Class R-5 -- assumed 5% return                          1,000.00          1,023.29                 1.94                 .38

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended September 30, 2004 (the most recent calendar quarter):

                                                                                               1 YEAR        LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                         -3.68%            +4.88%(1)
Not reflecting CDSC                                                                            +1.27%            +5.25%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                      +0.20%            +3.54%(2)
Not reflecting CDSC                                                                            +1.19%            +3.54%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +1.96%            +4.34%(4)

CLASS 529-A SHARES
Reflecting 3.75% maximum sales charge                                                          -1.88%            +2.38%(5)
Not reflecting maximum sales charge                                                            +1.92%            +3.89%(5)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                      -3.88%            +1.59%(6)
Not reflecting CDSC                                                                            +1.07%            +3.07%(6)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold  within one year of purchase                                                     +0.09%            +3.06%(5)
Not reflecting CDSC                                                                            +1.08%            +3.06%(5)

CLASS 529-E SHARES(3)                                                                          +1.60%            +4.04%(7)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +1.85%            +2.68%(8)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 19, 2001, when Class F shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-A and
    Class 529-C shares were first sold.
(6) Average annual total return from February 26, 2002, when Class 529-B shares were first sold.
(7) Average annual total return from March 15, 2002, when Class 529-E shares were first sold.
(8) Average annual total return from September 16, 2002, when Class 529-F shares were first sold.


BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                          YEAR FIRST
                                             ELECTED
                                           A TRUSTEE
NAME AND AGE                          OF THE FUND(1)          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 70                                     Ambassador to Spain; former Vice Chairman,
                                                              Knight-Ridder, Inc. (communications company);
                                                              former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 71                       1987          Private investor; former President and CEO,
                                                              The Mission Group (non-utility holding company, subsidiary of
                                                              Southern California Edison Company)

Diane C. Creel, 55                              1994          Chairman of the Board and CEO, Ecovation, Inc.
                                                              (organic waste management)

Martin Fenton, 69                               1989          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 58                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 69                           1991          Chairman of the Board and CEO, AECOM
                                                              Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 61                            1999          Principal, The Sanchez Family Corporation dba
                                                              McDonald's Restaurants (McDonald's licensee)


"NON-INTERESTED" TRUSTEES

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
                                             OVERSEEN
NAME AND AGE                               BY TRUSTEE         OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Ambassador
Richard G. Capen, Jr., 70                        14           Carnival Corporation

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Diane C. Creel, 55                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 69                                16           None

Leonard R. Fuller, 58                            14           None

Richard G. Newman, 69                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 61                             12           None


 "INTERESTED" TRUSTEES(4)

                                           YEAR FIRST
                                            ELECTED A
                                           TRUSTEE OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                 OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                     OF THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

Paul G. Haaga, Jr., 55                          1987          Executive Vice President and Director,
Chairman of the Board                                         Capital Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Abner D. Goldstine, 74                          1987          Senior Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company

John H. Smet, 48                                1993          Senior Vice President, Capital Research
President                                                     and Management Company; Director, American Funds Distributors, Inc.(5)


"INTERESTED" TRUSTEES(4)
                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE, AND                            OVERSEEN BY
POSITION WITH FUND                            TRUSTEE         OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Paul G. Haaga, Jr., 55                           17           None
Chairman of the Board

Abner D. Goldstine, 74                           12           None
Vice Chairman of the Board

John H. Smet, 48                                  2           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.


OTHER OFFICERS

                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              AN OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                     OF THE FUND(1)         THE PRINCIPAL UNDERWRITER OF THE FUND

Kristine M. Nishiyama, 34                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company

Julie F. Williams, 56                           1987          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 36                           2002          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 40                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 34                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Costa Mesa, CA 92626-1979

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Intermediate Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.69 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.77 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had the same annual expenses as did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE AMERICAN FUNDS AND SEC WEBSITES.

A complete portfolio of Intermediate Bond Fund of America's investments is available upon request, free of charge, by calling American Funds Service Company or accessing the U.S. Securities and Exchange Commission website.

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge, upon request, by accessing the U.S. Securities and Exchange Commission website or by calling American Funds Service Company. You may also review or, for a fee, copy the forms at the Commission's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
>  Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-923-1004P

Litho in USA KBD/CG/8059-S1911

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $51,000
                                    2004             $55,000
b) Audit- Related Fees:
                                    2003             none
2004     $8,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
c) Tax Fees:
                                    2003             $5,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns.

d) All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             $339,000
                                    2004             $259,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's transfer
                                    agency and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $351,000 for fiscal year 2003 and $311,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - AMERICAN FUNDS(r)]


INTERMEDIATE BOND FUND OF AMERICA
Investment portfolio

August 31, 2004

                                                                                           Principal amount     Market value
BONDS AND NOTES -- 93.00%                                                                             (000)            (000)


CORPORATE BONDS -- 27.56%
FINANCIALS -- 15.47%
SLM Corp. 1.70% 2005(1)                                                                            $  4,000         $  4,010
USA Education, Inc. 5.625% 2007                                                                       9,035            9,569
SLM Corp., Series A, 3.625% 2008                                                                     17,500           17,630
SLM Corp., Series A, 3.95% 2008                                                                       5,000            5,049
SLM Corp., Series A, 4.00% 2009                                                                      12,250           12,312
SLM Corp., Series A, 4.25% 2009(1)                                                                    5,000            5,031
SLM Corp., Series A, 5.375% 2014                                                                      5,000            5,128
Midland Bank PLC 8.625% 2004                                                                          4,200            4,279
Household Finance Corp. 8.00% 2005                                                                    3,250            3,379
Household Finance Corp. 3.375% 2006                                                                   3,000            3,028
Household Finance Corp. 5.75% 2007                                                                    8,000            8,510
Household Finance Corp. 7.875% 2007                                                                  10,250           11,415
Household Finance Corp. 4.125% 2008                                                                  13,500           13,675
Household Finance Corp. 6.40% 2008                                                                    3,000            3,290
J.P. Morgan Chase & Co. 5.625% 2006                                                                   5,000            5,261
J.P. Morgan Chase & Co. 5.35% 2007                                                                   11,050           11,663
BANK ONE CORP. 2.625% 2008                                                                            6,000            5,791
J.P. Morgan Chase & Co. 4.00% 2008                                                                   15,000           15,255
J.P. Morgan Chase & Co. 3.50% 2009                                                                    5,000            4,941
Prudential Insurance Co. of America 6.375% 2006(2)                                                   14,325           15,293
PRICOA Global Funding I, Series 2003-2, 3.90% 2008(2)                                                10,000           10,043
PRICOA Global Funding I, Series 2004-4, 4.35% 2008(2)                                                 3,000            3,082
Prudential Funding LLC 6.60% 2008(2)                                                                 11,795           13,139
AIG SunAmerica Global Financing VIII 1.725% 2004(1),(2)                                               2,000            2,000
AIG SunAmerica Global Financing II 7.60% 2005(2)                                                      4,000            4,165
ASIF Global Financing XXVIII 1.74% 2007(1),(2)                                                        7,000            7,001
International Lease Finance Corp., Series P, 3.125% 2007                                              8,000            7,975
ASIF Global Financing XVIII 3.85% 2007(2)                                                             3,000            3,037
International Lease Finance Corp. 4.50% 2008                                                          3,000            3,108
International Lease Finance Corp. 4.75% 2009                                                          9,000            9,254
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006(2)                                      8,625            9,077
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007(2)                                     19,350           20,408
Monumental Global Funding II, Series 2004-B, 3.90% 2009(2)                                            5,000            4,994
Monumental Global Funding II, Series 2004-F, 4.375% 2009(2)                                           2,000            2,034
Citicorp Lease Pass Through Trust, Series 1999-1, Class A-1, 7.22% 2005(2),(3)                        2,122            2,139
Citigroup Inc. 5.75% 2006                                                                             7,000            7,359
Citigroup Inc. 3.50% 2008                                                                            22,500           22,599
Citigroup Inc. 5.625% 2012                                                                            3,000            3,207
Wells Fargo & Co. 7.25% 2005                                                                          4,000            4,183
Wells Fargo Financial, Inc. 7.60% 2005                                                             $  3,500         $  3,626
Wells Fargo & Co. 3.50% 2008                                                                         17,000           17,079
Wells Fargo & Co. 3.125% 2009                                                                         5,000            4,876
Wells Fargo Bank National Association 7.80% 2010(1)                                                   1,750            1,821
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007(2)                                   24,500           25,928
MetLife, Inc. 3.911% 2005                                                                            25,515           25,844
Allstate Financial Global Funding LLC 7.125% 2005(2)                                                  2,000            2,095
Allstate Financial Global Funding LLC 6.15% 2006(2)                                                   9,000            9,425
Allstate Financial Global Funding LLC 5.25% 2007(2)                                                  10,600           11,144
Nationwide Life Insurance Co. 5.35% 2007(2)                                                          21,350           22,416
Genworth Financial, Inc. 1.67% 2007(1)                                                               12,000           12,019
Genworth Financial, Inc. 4.75% 2009                                                                  10,000           10,370
HBOS PLC 3.125% 2007(2)                                                                              11,500           11,529
HBOS Treasury Services PLC 3.75% 2008(2)                                                             10,000           10,025
Washington Mutual, Inc. 2.40% 2005                                                                    3,000            2,987
Washington Mutual, Inc. 7.50% 2006                                                                   15,500           16,842
Washington Mutual, Inc. 5.625% 2007                                                                   1,600            1,691
ReliaStar Financial Corp. 8.625% 2005                                                                 2,000            2,054
ReliaStar Financial Corp. 8.00% 2006                                                                 11,470           12,709
ING Security Life Institutional Funding 2.70% 2007(2)                                                 2,000            1,991
ReliaStar Financial Corp. 6.50% 2008                                                                  4,000            4,381
American Express Credit Corp. 1.77% 2006(1)                                                           5,000            5,014
American Express Credit Corp. 3.00% 2008                                                             10,000            9,826
American Express Co. 4.75% 2009                                                                       5,000            5,202
US Bank National Association 2.85% 2006                                                              20,000           20,008
John Hancock Global Funding II, Series 2002-G, 5.00% 2007(2)                                         19,000           19,997
Hartford Financial Services Group, Inc. 2.375% 2006                                                  15,375           15,242
Hartford Financial Services Group, Inc. 4.70% 2007                                                    4,000            4,147
Bank of America Corp. 7.625% 2005                                                                     1,000            1,033
Bank of America Corp. 7.875% 2005                                                                     3,000            3,120
NationsBank Corp. 7.50% 2006                                                                          2,000            2,178
Bank of America Corp. 6.625% 2007                                                                       200              219
Bank of America Corp. 4.375% 2010                                                                    12,000           12,091
Lincoln National Corp. 7.25% 2005                                                                     5,425            5,625
Lincoln National Corp. 6.50% 2008                                                                    11,800           12,927
Kimco Realty Corp., Series A, 6.73% 2005                                                              9,500            9,840
Price REIT, Inc. 7.50% 2006                                                                           4,000            4,403
Kimco Realty Corp., Series C, 3.95% 2008                                                              2,000            2,012
Signet Bank 7.80% 2006                                                                                2,000            2,207
Wachovia Corp. 3.50% 2008                                                                            13,000           12,980
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1),(2)                                        11,250           12,568
Suntrust Bank 4.415% 2009                                                                            10,000           10,235
Bank of New York Co., Inc., Series E, 2.20% 2006                                                     10,000            9,923
Weingarten Realty Investors, Series A, 5.263% 2012                                                    6,000            6,189
Weingarten Realty Investors, Series A, 4.857% 2014                                                    3,000            2,955
Principal Life Global Funding I 4.40% 2010(2)                                                         9,000            9,107
Deutsche Bank Capital Funding Trust I, 7.872% 2049(1),(2)                                             7,500            8,694
ABN AMRO Bank NV 7.55% 2006                                                                           8,000            8,680
National Westminster Bank PLC 7.375% 2009                                                             5,000            5,798
National Westminster Bank PLC 7.75% (undated) (1)                                                     2,350            2,629
Skandinaviska Enskilda Banken 6.875% 2009                                                             7,330            8,221
XL Capital Finance (Europe) PLC 6.50% 2012                                                            4,725            5,208
XL Capital Ltd. 5.25% 2014                                                                            2,250            2,262
CIT Group Inc. 7.375% 2007                                                                            3,500            3,862
CIT Group Inc. 6.875% 2009                                                                            3,000            3,380
New York Life Global Funding 3.875% 2009(2)                                                           6,750            6,793
Bayerische Landesbank, Series F, 2.50% 2006                                                           6,625            6,612
Principal Life Insurance Co. 3.20% 2009                                                               6,000            5,867
Den Danske Bank A/S 6.375% 2008(1),(2)                                                                4,750            4,886
Den Danske Bank A/S 7.40% 2010(2)                                                                       500              553
Swedish Export Credit Corp. 2.875% 2007                                                               5,000            4,999
Barclays Bank PLC 7.40% 2009                                                                          1,250            1,453
Barclays Bank PLC 7.375% (undated) (1),(2)                                                            2,000            2,324
Merita Bank Ltd. 7.50% (undated) (1),(2)                                                              2,825            3,078
Abbey National PLC 6.70% (undated) (1)                                                                1,775            1,952
                                                                                                                     800,464

CONSUMER DISCRETIONARY -- 3.42%
Target Corp. 5.50% 2007                                                                              17,000           18,039
Target Corp. 3.375% 2008                                                                             15,700           15,700
General Motors Acceptance Corp. 4.50% 2006                                                            2,000            2,043
General Motors Acceptance Corp. 6.75% 2006                                                            5,000            5,244
General Motors Acceptance Corp. 6.125% 2007                                                           5,000            5,294
General Motors Acceptance Corp. 5.625% 2009                                                          18,500           18,825
General Motors Acceptance Corp. 6.875% 2011                                                           2,000            2,097
CBS Corp. 7.15% 2005                                                                                  6,500            6,723
Viacom Inc. 6.40% 2006                                                                               17,250           18,154
Viacom Inc. 5.625% 2007                                                                               5,000            5,300
DaimlerChrysler North America Holding Corp. 6.40% 2006                                                3,000            3,171
DaimlerChrysler North America Holding Corp. 4.75% 2008                                               14,750           15,225
DaimlerChrysler North America Holding Corp. 7.20% 2009                                                5,000            5,623
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                3,500            4,038
Kohl's Corp. 6.70% 2006                                                                               7,074            7,459
Kohl's Corp. 6.30% 2011                                                                               8,310            9,182
Lowe's Companies, Inc. 7.50% 2005                                                                     3,000            3,194
Lowe's Companies, Inc. 8.25% 2010                                                                     5,000            6,042
Ford Motor Credit Co. 6.875% 2006                                                                     4,250            4,472
Ford Motor Credit Co. 7.375% 2009                                                                     3,500            3,835
Gannett Co., Inc. 4.95% 2005                                                                          2,000            2,031
Gannett Co., Inc. 6.375% 2012                                                                         3,000            3,347
Sony Capital Corp., Series C, 4.95% 2006(2)                                                           5,000            5,213
Cox Radio, Inc. 6.375% 2005                                                                           3,500            3,578
Carnival Corp. 6.15% 2008                                                                             2,901            3,144
                                                                                                                     176,973

INDUSTRIALS -- 2.78%
Heller Financial, Inc. 8.00% 2005                                                                     3,500            3,655
General Electric Capital Corp., Series A, 2.85% 2006                                                  5,000            5,026
General Electric Capital Corp., Series A, 5.00% 2007                                                 23,000           24,143
General Electric Capital Corp., Series A, 5.375% 2007                                                10,000           10,572
General Electric Capital Corp., Series A, 3.50% 2008                                                  9,000            9,025
General Electric Capital Corp., Series A, 6.00% 2012                                                  2,500            2,743
General Electric Co. 5.00% 2013                                                                       2,000            2,061
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(2),(3)                               23,374           25,298
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664%
   2013(2),(3)                                                                                        2,588            2,884
John Deere Capital Corp. 3.90% 2008                                                                  18,500           18,788
Caterpillar Financial Services Corp. 4.50% 2009                                                      16,750           17,249
Delta Air Lines, Inc., Series 2003-1, Class G, AMBAC insured, 2.41% 2009(1),(3)                       9,526            9,592
Burlington Northern and Santa Fe Railway Co. 6.96% 2009(3)                                            4,548            4,867
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-1,
   5.943% 2022(3)                                                                                       496              538
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2021(3)                      2,432            2,504
Continental Airlines, Inc., MBIA insured, 2.26% 2009(1)                                               2,000            2,021
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured,
   5.70% 2023(2),(3)                                                                                  1,553            1,623
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006(3)                                      1,000            1,049
                                                                                                                     143,638

TELECOMMUNICATION SERVICES -- 1.91%
AirTouch Communications, Inc. 6.35% 2005                                                              1,500            1,543
Vodafone Group PLC 7.625% 2005                                                                        8,750            8,964
Vodafone Group PLC 7.75% 2010                                                                         9,525           11,208
British Telecommunications PLC 7.875% 2005(1)                                                         7,250            7,732
British Telecommunications PLC 8.375% 2010(1)                                                        11,250           13,570
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                      17,500           18,411
Telefonica Europe BV 7.75% 2010                                                                      10,000           11,816
Koninklijke KPN NV 7.50% 2005                                                                         4,000            4,216
Koninklijke KPN NV 8.00% 2010                                                                         4,000            4,760
Singapore Telecommunications Ltd. 6.375% 2011(2)                                                      7,000            7,768
Verizon Global Funding Corp. 7.375% 2012                                                              5,000            5,828
Cingular Wireless LLC 5.625% 2006                                                                     3,000            3,156
                                                                                                                      98,972

CONSUMER STAPLES -- 1.88%
Wal-Mart Stores, Inc. 5.45% 2006                                                                      5,000            5,257
Wal-Mart Stores, Inc. 4.375% 2007                                                                    21,000           21,757
Wal-Mart Stores, Inc. 6.875% 2009                                                                     2,000            2,275
Kraft Foods Inc. 1.96% 2004(1)                                                                        9,000            9,002
Kraft Foods Inc. 4.625% 2006                                                                          3,000            3,099
Nabisco, Inc. 7.05% 2007                                                                              9,200           10,127
Pepsi Bottling Holdings Inc. 5.625% 2009(2)                                                          13,000           14,050
Anheuser-Busch Co. Inc. 9.00% 2009                                                                    2,000            2,476
Anheuser-Busch Co. Inc. 6.00% 2011                                                                    9,000            9,906
Diageo Capital PLC 3.50% 2007                                                                        12,000           12,049
Costco Wholesale Corp. 5.50% 2007                                                                     5,250            5,561
CVS Corp. 6.117% 2013(2),(3)                                                                          1,731            1,859
                                                                                                                      97,418

UTILITIES -- 1.10%
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                          13,500           14,198
Alabama Power Co., Series U, 2.65% 2006                                                               5,000            5,012
Georgia Power Co., Series V, 4.10% 2009                                                               7,000            7,065
PSE&G Co., First and Refunding Mortgage Bonds, Series A, 1.695% 2006(1)                               7,500            7,499
Duke Energy Corp. First and Ref. Mortgage Bonds, Series A, 3.75% 2008                                 5,000            5,034
Duke Energy Corp. First and Ref. Mortgage Bonds 4.50% 2010                                            2,250            2,289
Pacificorp Australia LLC, MBIA insured, 6.15% 2008(2)                                                 6,000            6,527
PECO Energy Co., First and Ref. Mortgage Bonds, 3.50% 2008                                            5,300            5,310
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008(2)                                       3,500            3,779
                                                                                                                      56,713

ENERGY -- 0.49%
BP Capital Markets PLC 2.35% 2006                                                                    10,000            9,952
BP Capital Markets PLC 2.75% 2006                                                                     8,000            8,008
Oil Enterprises Ltd., MBIA insured, 6.239% 2008(2),(3)                                                4,810            5,248
Pemex Finance Ltd., AMBAC insured, 6.55% 2008(3)                                                      2,058            2,167
                                                                                                                      25,375

HEALTH CARE -- 0.38%
UnitedHealth Group Inc. 7.50% 2005                                                                    1,525            1,614
UnitedHealth Group Inc. 5.20% 2007                                                                    3,000            3,150
UnitedHealth Group Inc. 3.75% 2009                                                                   15,000           14,942
                                                                                                                      19,706

MATERIALS -- 0.13%
E.I. du Pont de Nemours and Co. 4.125% 2010                                                           6,000            6,036
Scotia Pacific Co. LLC, Series B, Class A-2, 7.11% 2028(3)                                              750              608
                                                                                                                       6,644

U.S. TREASURY NOTES & BONDS -- 17.39%
U.S. Treasury Obligations 5.875% 2004                                                                 5,000            5,044
U.S. Treasury Obligations 11.625% 2004                                                               23,400           23,879
U.S. Treasury Obligations 1.625% 2005                                                                83,000           82,636
U.S. Treasury Obligations 5.75% 2005                                                                 86,750           90,545
U.S. Treasury Obligations 2.625% 2006                                                                50,000           50,156
U.S. Treasury Obligations 3.50% 2006                                                                104,525          106,795
U.S. Treasury Obligations 6.875% 2006                                                                29,250           31,494
U.S. Treasury Obligations 7.00% 2006                                                                 31,875           34,569
U.S. Treasury Obligations 3.375% 2007(1),(4)                                                         17,060           18,310
U.S. Treasury Obligations 6.125% 2007                                                                30,000           32,855
U.S. Treasury Obligations 6.25% 2007                                                                 47,750           51,921
U.S. Treasury Obligations 3.375% 2008                                                                20,000           20,181
U.S. Treasury Obligations 3.625% 2008(1),(4),(5)                                                     38,158           42,045
U.S. Treasury Obligations 5.625% 2008                                                                20,000           21,850
U.S. Treasury Obligations 3.875% 2009(1),(4)                                                         15,614           17,628
U.S. Treasury Obligations 6.00% 2009                                                                 33,750           37,853
U.S. Treasury Obligations 10.375% 2009                                                                4,000            4,071
U.S. Treasury Obligation Strip 0% 2009                                                                6,750            5,702
U.S. Treasury Obligations 5.00% 2011                                                                 65,500           70,484
U.S. Treasury Obligations 5.00% 2011                                                                 49,000           52,683
U.S. Treasury Obligations Principal Strip 0% 2015                                                     9,400            5,649
U.S. Treasury Obligations 7.50% 2016                                                                 26,000           33,357
U.S. Treasury Obligations 9.250% 2016                                                                14,750           21,222
U.S. Treasury Obligations 8.750% 2020                                                                19,490           28,172
U.S. Treasury Obligations Principal Strip 0% 2029                                                    15,000            4,054
U.S. Treasury Obligations 0% 2029                                                                    10,685            2,986
U.S. Treasury Obligations 5.25% 2029                                                                  3,500            3,615
                                                                                                                     899,756

ASSET BACKED OBLIGATIONS(3) -- 13.12%
Banco Itau SA, Series 2002-2, XLCA insured, 1.80% 2006(1),(2)                                        13,500           13,416
Banco Itau SA, Series 2002, XLCA insured, 1.85% 2007(1),(2)                                          18,700           18,584
PECO Energy Transition Trust, Series 1999-A, Class A-6, 6.05% 2009                                   13,150           13,925
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009                                    7,000            7,626
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                     20,250           20,556
Capital One Multi-asset Execution Trust, Series 2003-1, Class A, 1.99% 2009(1)                       19,000           19,108
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured, 3.58%
   2008(2)                                                                                           15,764           15,852
ComEd Transitional Funding Trust, Transitional Funding Trust Note, Series 1998,
   Class A-5, 5.44% 2007                                                                              1,728            1,748
ComEd Transitional Funding Trust, Transitional Funding Trust Note, Series 1998,
   Class A-6, 5.63% 2009                                                                             13,300           13,991
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96%
   2031                                                                                               7,000            7,232
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-5, 6.48%
   2031                                                                                               8,143            8,479
California Infrastructure and Economic Development Bank, Special Purpose Trust,
   SCE-1, Series 1997-1, Class A-6, 6.38% 2008                                                       14,048           14,638
Citibank Credit Card Issuance Trust, Class 2000-A3, 6.875% 2009                                      12,500           13,820
Drive Auto Receivables Trust, Series 2004-A, Class A-4, MBIA insured, 4.14%
   2010(2)                                                                                           13,000           13,262
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011                                         11,950           13,103
Ameriquest Mortgage Securities Inc., Series 2003-5, Class A-2, 2.43% 2033                            12,691           12,679
Hyundai Auto Receivables Trust, Series 2002-A, Class B, 3.54% 2009(2)                                12,125           12,233
Wells Fargo Home Equity Trust, Series 2004-2, Class AI4, 4.43% 2034                                   5,000            4,999
Wells Fargo Home Equity Trust, Series 2004-2, Class AI5, 4.89% 2034                                   6,750            6,784
Onyx Acceptance Owner Trust, Series 2002-C, Class A-3, MBIA insured, 3.29% 2006                       2,240            2,248
Onyx Acceptance Owner Trust, Series 2002-C, Class A-4, MBIA insured, 4.07% 2009                       9,075            9,234
Centex Home Equity Loan Trust, Series 2003-A, Class AF-3, 2.708% 2026                                11,200           11,208
New Century Home Equity Loan Trust, Series 2001-NC2, Class M-1, 2.42% 2031(1)                        10,720           10,806
New Century Home Equity Loan Trust, Series 2004-A, Class M-II, FGIC insured,
   5.65% 2034                                                                                        10,750           10,696
Illinois Power Special Purpose Trust, Series 1998-1, Class A-6, 5.54% 2009                           10,080           10,593
Green Tree Financial Corp., Series 1998-2, Class A-5, 6.24% 2016                                      1,371            1,387
Conseco Finance Home Equity Loan Trust, Series 2000-B, Class AF-6, 7.80% 2020                         3,829            3,929
Green Tree Financial Corp., Series 1997-6, Class A-6, 6.90% 2029                                      1,339            1,354
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029                                      3,154            3,363
Conseco Finance Home Equity Loan Trust, Series 2002-B, Class A-2, 5.31% 2033                            510              511
Asset-backed Securities Corp. Home Equity Loan Trust, Series 2001-HE2, Class
   M-2, 2.65% 2031(1)                                                                                10,213           10,246
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50%
   2009(2)                                                                                            9,980           10,086
CWABS, Inc., Series 1999-3, Class MV-1, 2.235% 2030(1)                                               10,000           10,009
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured,
   3.69% 2011(2)                                                                                     10,000           10,006
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured, 2.41%
   2007(2)                                                                                           10,000            9,994
Conseco Finance Home Equity Loan Trust, Series 2001-B, Class II-M-1, 7.581%
   2032                                                                                               9,658            9,765
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84%
   2009(2)                                                                                            9,320            9,357
Nordstrom Private Label Credit Card Master Note Trust, Series 2001-1, Class A,
   4.82% 2010(2)                                                                                      8,750            9,100
MBNA Master Credit Card Trust II, Series 2000-D, Class B, 2.03% 2009(1)                               5,750            5,797
MBNA Master Credit Card Trust II, Series 2000-E, Class A, 7.80% 2012                                  2,580            3,081
Residential Asset Securities Corp. Trust, Series 2003-KS10, Class A-I-2,
   2.71% 2026                                                                                         7,200            7,197
Residential Asset Securities Corp. Trust, Series 2003-KS10, Class A-II-B,
   1.925% 2033(1)                                                                                     1,540            1,542
Residential Asset Securities Corp. Trust, Series 2003-KS2, Class A-I-3, 2.66%
   2028                                                                                               8,650            8,633
Home Equity Asset Trust, Series 2003-5, Class A-2, 1.965% 2033(1)                                     8,523            8,539
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                               8,250            8,455
California Infrastructure and Economic Development Bank, Special Purpose Trust,
   PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                       8,053            8,379
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                    6,260            6,810
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009                                    1,200            1,352
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011(2)                        7,375            8,083
Residential Asset Mortgage Products Trust, Series 2004-RS3, Class A-I-2, 3.052%
   2029                                                                                               7,500            7,398
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1998-1, Class A,
   MBIA insured, 6.68% 2016(2)                                                                        6,984            7,324
AESOP Funding II LLC, Series 2002-A, Class A-1, AMBAC insured, 3.85% 2006(2)                          7,125            7,209
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                       7,000            7,102
Long Beach Mortgage Loan Trust, Series 2000-1, Class M-1, 2.27% 2031(1)                               7,000            7,064
Chase Funding Trust, Series 2003-1, Class IA-2, 2.547% 2017                                           2,009            2,008
Chase Funding Trust, Series 2003-1, Class IA-3, 3.14% 2023                                            5,000            5,008
Residential Asset Securities Corp. Trust, Series 2004-KS2, Class M-II-1,
   2.125% 2034(1)                                                                                     7,000            6,976
Drive Auto Receivables Trust, Series 2002-1, Class A-4, MBIA insured, 4.09%
   2008(2)                                                                                            6,500            6,629
Option One Mortgage Loan Trust, Series 2000-3, Class M-1, 2.215% 2030(1)                              6,126            6,133
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010                                           5,825            5,891
Chase Funding Trust, Series 1999-3, Class IIM-1, 2.265% 2029(1)                                       5,541            5,551
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026                          5,000            5,514
Saxon Asset Securities Trust, Series 2004-2, Class AF-5, 4.99% 2035                                   5,300            5,427
Option One Mortgage Loan Trust, Series 2000-2, Class M-1, 2.195% 2030(1)                              5,075            5,081
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured,
   3.55% 2009                                                                                         5,000            5,060
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 2.07% 2030(1)                        5,000            5,048
MMCA Auto Owner Trust, Series 2002-3, Class A-4, 3.57% 2009                                           5,000            5,037
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010(2)                      5,000            5,028
Drivetime Auto Owner Trust, Series 2003-A, Class A-3, XLCA insured, 2.524%
   2008(2)                                                                                            5,000            5,010
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009                                           5,000            5,003
Impac CMB Grantor Trust, Series 2004-6, Class M-4, 2.765% 2034(1)                                     4,957            5,003
Metris Master Trust, Series 2001-2, Class A, 1.92% 2009(1)                                            5,000            4,988
AESOP Funding II LLC, Series 2003-2, Class A-1, MBIA insured, 2.74% 2007(2)                           5,000            4,984
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA
   insured,  2.841% 2010(1)                                                                           5,000            4,977
Long Beach Acceptance Auto Receivables Trust, Series 2002-A, Class A-3, FSA
   insured, 3.175% 2006                                                                               4,858            4,878
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41%
   2010(2)                                                                                            4,728            4,731
CitiFinancial Mortgage Securities Inc., Series 2003-1, Class AF-2, 2.948% 2033                        4,658            4,663
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class
   A-7, 7.57% 2027                                                                                    4,289            4,286
Citibank Credit Card Issuance Trust, Class 2002-A1, 4.95% 2009                                        4,000            4,179
Pass-through Amortizing Credit Card Trusts, Series 2002-1, Class A-2FL, 2.95%
   2012(1),(2)                                                                                        1,231            1,232
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-2FX, 4.685%
   2012(2)                                                                                            2,770            2,793
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured,
   2.62% 2007                                                                                         3,591            3,602
AmeriCredit Automobile Receivables Trust, Series 2002-D, Class A-3, FSA insured,
   2.72% 2007                                                                                         3,410            3,422
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89%
   2009(2)                                                                                            3,136            3,115
Chase Credit Card Owner Trust, Series 2003-4, Class B, 2.25% 2016(1)                                  3,000            3,070
Residential Asset Securities Corp. Trust, Series 2002-KS8, Class A-3, AMBAC
   insured, 3.69% 2027                                                                                3,000            3,012
Citibank Credit Card Issuance Trust, Class 2003-A3, 3.10% 2010                                        2,900            2,866
MMCA Auto Owner Trust, Series 2000-1, Class B, 7.55% 2005                                             2,696            2,701
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-II, 1.915%
   2033(1)                                                                                            2,645            2,648
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011                                       2,600            2,577
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 5.99% 2031                                   2,500            2,546
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29%
   2009(2)                                                                                            2,544            2,530
Banco Nacional de Mexico, SA, Series 1999-A, Class A-1, MBIA insured, 7.50%
   2006(2)                                                                                            2,397            2,505
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52%
   2009(2)                                                                                            2,313            2,318
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 2.30%
   2010(1),(2)                                                                                        2,250            2,268
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408% 2022(2)                        2,290            2,262
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33%
   2031(2)                                                                                            2,154            2,233
Rental Car Finance Corp., Series 1999-1, Class C, 6.50% 2007(2)                                       2,000            2,013
AmeriCredit Automobile Receivables Trust, Series 2003-A-M, Class A-4-A, MBIA
   insured, 3.10% 2009                                                                                2,000            2,008
Residential Asset Mortgage Products Trust, Series 2004-RZ1, Class A-I-2, 2.34%
   2027                                                                                               2,000            1,980
Centex Home Equity Loan Trust, Series 2003-C, Class AF-6, 4.81% 2033                                  1,700            1,735
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class
   AF-6, 6.537% 2030                                                                                  1,699            1,725
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007(2)                           1,613            1,613
MMCA Auto Owner Trust, Series 2000-2, Class B, 7.42% 2005                                             1,575            1,578
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83%
   2033                                                                                               1,500            1,523
Navistar Financial Owner Trust, Series 2002-A, Class A-3, 4.09% 2006                                    621              622
Navistar Financial Owner Trust, Series 2002-A, Class B, 4.95% 2009                                      885              894
MMCA Auto Owner Trust, Series 2001-3, Class B, 2.55% 2008(1)                                          1,226            1,216
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4, MBIA
   insured, 7.33% 2006(2)                                                                             1,122            1,127
First Investors Auto Owners Trust, Series 2002-A, Class A, MBIA insured, 3.46%
   2008(2)                                                                                            1,071            1,076
MMCA Auto Owner Trust, Series 2001-2, Class B, 5.75% 2007                                             1,045            1,052
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79%
   2033(1)                                                                                            1,000              996
CIT Equipment Collateral, Series 2002-VT1, Class B, 3.97% 2009                                          836              843
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed Bonds,
   Series 2001-A, Class A, 6.36% 2025                                                                   774              756
GRCT Consumer Loan Trust, Series 2001-1A, Class 2BRV, 6.251% 2020(2)                                    479              483
Continental Auto Receivables Owner Trust, Series 2000-B, Class A-4, MBIA
   insured, 6.91% 2005(2)                                                                               460              461
Chase Manhattan Auto Owner Trust, Series 2002-A, Class A-3, 3.49% 2006                                  269              269
NPF VI, Inc., Series 2002-1, Class A, 2.69% 2008(1),(2),(6),(7)                                       1,500              156
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007(2),(6),(7)                                          1,000              114
Residential Funding Mortgage Securities II, Inc., Series 2001-HS2, Class A-4,
   AMBAC insured, 6.43% 2016(1)                                                                          65               65
                                                                                                                     678,990

FEDERAL AGENCY OBLIGATIONS -- 12.35%
Freddie Mac 1.50% 2005                                                                            $  20,750        $  20,624
Freddie Mac 4.25% 2005                                                                               47,750           48,559
Freddie Mac 2.375% 2006                                                                              47,000           46,989
Freddie Mac 5.25% 2006                                                                               43,250           44,974
Freddie Mac 5.50% 2006                                                                               14,000           14,755
Freddie Mac 3.50% 2007(5)                                                                           119,500          121,045
Freddie Mac 5.75% 2009                                                                              100,000          109,105
Freddie Mac 6.625% 2009                                                                              25,000           28,291
Fannie Mae 6.00% 2005                                                                                 4,500            4,716
Fannie Mae 7.125% 2005                                                                               26,000           26,614
Fannie Mae 2.625% 2006                                                                               38,000           37,932
Fannie Mae 4.25% 2007                                                                                63,250           65,452
Fannie Mae 6.00% 2008                                                                                33,500           36,642
Fannie Mae 6.625% 2009                                                                               25,000           28,279
United States Government Guaranteed Ship Financing Obligations, Rowan Companies,
   Inc. (Title XI) 5.88% 2012(3)                                                                      4,946            5,364
                                                                                                                     639,341

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS(3) -- 10.61%
Fannie Mae, Series 91-50, Class H, 7.75% 2006                                                           501              516
Fannie Mae 7.00% 2008                                                                                   256              272
Fannie Mae 8.50% 2008                                                                                    18               18
Fannie Mae 7.00% 2009                                                                                   266              283
Fannie Mae 7.00% 2009                                                                                    63               67
Fannie Mae 7.50% 2009                                                                                   475              500
Fannie Mae 7.50% 2009                                                                                   153              164
Fannie Mae 7.50% 2009                                                                                   138              147
Fannie Mae 7.50% 2009                                                                                    78               81
Fannie Mae 8.50% 2009                                                                                    49               52
Fannie Mae 9.00% 2009                                                                                   329              351
Fannie Mae 9.00% 2009                                                                                   307              330
Fannie Mae 9.50% 2009                                                                                   347              376
Fannie Mae, Trust D2, 11.00% 2009                                                                       376              412
Fannie Mae 7.00% 2010                                                                                   155              165
Fannie Mae 9.50% 2010                                                                                    40               43
Fannie Mae 7.00% 2011                                                                                 1,035            1,102
Fannie Mae 7.00% 2011                                                                                   451              480
Fannie Mae 7.00% 2011                                                                                    64               69
Fannie Mae 7.00% 2012                                                                                   688              733
Fannie Mae 6.00% 2013                                                                                 9,850           10,380
Fannie Mae 8.50% 2014                                                                                    78               82
Fannie Mae 6.00% 2015                                                                                 7,526            7,931
Fannie Mae 7.00% 2015                                                                                 3,888            4,137
Fannie Mae 7.00% 2015                                                                                   915              974
Fannie Mae 7.00% 2015                                                                                   162              172
Fannie Mae 7.00% 2015                                                                                    92               98
Fannie Mae 7.50% 2015                                                                                 1,911            2,040
Fannie Mae 7.50% 2015                                                                                 1,807            1,929
Fannie Mae 7.50% 2015                                                                                   880              939
Fannie Mae 7.50% 2015                                                                                   811              866
Fannie Mae 7.50% 2015                                                                                   232              247
Fannie Mae 7.50% 2015                                                                                   210              224
Fannie Mae 7.50% 2015                                                                                   118              126
Fannie Mae 9.00% 2015                                                                                   928            1,013
Fannie Mae 13.50% 2015                                                                                  433              520
Fannie Mae 7.00% 2016                                                                                 2,758            2,936
Fannie Mae 7.00% 2016                                                                                   953            1,015
Fannie Mae 7.00% 2016                                                                                   820              873
Fannie Mae 7.00% 2016                                                                                   505              537
Fannie Mae 7.00% 2016                                                                                   447              476
Fannie Mae 7.50% 2016                                                                                   806              860
Fannie Mae 9.00% 2016                                                                                 1,253            1,376
Fannie Mae 11.50% 2016                                                                                  531              619
Fannie Mae 6.00% 2017                                                                                 2,621            2,757
Fannie Mae 7.00% 2017                                                                                 3,625            3,858
Fannie Mae 7.00% 2017                                                                                 2,005            2,133
Fannie Mae 7.00% 2017                                                                                 1,117            1,189
Fannie Mae 5.00% 2018                                                                                 4,212            4,306
Fannie Mae 5.00% 2018                                                                                 1,679            1,717
Fannie Mae 9.00% 2018                                                                                    37               40
Fannie Mae, Series 88-16, Class B, 9.50% 2018                                                            55               61
Fannie Mae 10.00% 2018                                                                                  276              317
Fannie Mae 5.50% 2019                                                                                18,270           18,909
Fannie Mae 11.50% 2019                                                                                1,560            1,815
Fannie Mae, Series 90-93, Class G, 5.50% 2020                                                           204              212
Fannie Mae, Series 90-21, Class Z, 9.00% 2020                                                         1,094            1,191
Fannie Mae 11.00% 2020                                                                                  382              448
Fannie Mae 11.00% 2020                                                                                  158              183
Fannie Mae 11.50% 2020                                                                                  394              461
Fannie Mae 10.00% 2021                                                                                  302              341
Fannie Mae, Series 2002-W7, Class A-2, 4.80% 2022                                                     2,605            2,605
Fannie Mae 9.50% 2022                                                                                   130              145
Fannie Mae 7.00% 2023                                                                                   167              178
Fannie Mae 7.50% 2023                                                                                   416              450
Fannie Mae 10.00% 2025                                                                                  534              611
Fannie Mae, Series 2001-4, Class GA, 10.231% 2025(1)                                                  2,158            2,535
Fannie Mae, Series 2001-4, Class NA, 11.807% 2025(1)                                                  6,087            7,098
Fannie Mae 8.50% 2026                                                                                   103              109
Fannie Mae 9.332% 2026(1)                                                                             2,210            2,463
Fannie Mae 9.50% 2026                                                                                 1,295            1,483
Fannie Mae 8.50% 2027                                                                                   149              164
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                     4,536            4,935
Fannie Mae, Series 2003-T3, Class 2A-3, 2.869% 2029                                                  12,105           12,122
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029                                                     3,592            3,908
Fannie Mae 7.50% 2029                                                                                   461              496
Fannie Mae 6.50% 2031                                                                                   168              177
Fannie Mae 7.00% 2031                                                                                   134              142
Fannie Mae 7.50% 2031                                                                                   345              371
Fannie Mae 7.50% 2031                                                                                   274              295
Fannie Mae, Series 2001-20, Class D, 11.039% 2031(1)                                                    299              336
Fannie Mae 6.50% 2032                                                                                 1,142            1,201
Fannie Mae 3.779% 2033(1)                                                                            13,863           13,858
Fannie Mae 3.802% 2033(1)                                                                             4,402            4,403
Fannie Mae 4.047% 2033(1)                                                                             1,667            1,675
Fannie Mae 4.202% 2033(1)                                                                            28,520           28,831
Fannie Mae 6.00% 2034                                                                                57,345           59,379
Fannie Mae 6.50% 2034                                                                                24,347           25,600
Fannie Mae, Series 2003-W10, Class 1A-2B, 3.112% 2037                                                 4,800            4,757
Fannie Mae, Series 2003-W4, Class 1A-2, 3.063% 2038                                                  12,500           12,485
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039                                                     1,784            1,937
Fannie Mae, Series 2003-W4, Class 1A-3, 3.991% 2040                                                  19,000           19,092
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                    3,043            3,255
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042                                                      1,342            1,454
Freddie Mac 7.20% 2006                                                                                3,566            3,855
Freddie Mac, Series H009, Class A-2, 1.876% 2008(1)                                                   4,577            4,494
Freddie Mac 7.00% 2008                                                                                  263              279
Freddie Mac 8.00% 2008                                                                                   36               38
Freddie Mac 8.50% 2008                                                                                   20               21
Freddie Mac 8.75% 2008                                                                                   72               76
Freddie Mac 8.50% 2009                                                                                  207              220
Freddie Mac 8.00% 2010                                                                                  129              136
Freddie Mac 9.50% 2010                                                                                   24               26
Freddie Mac 8.00% 2012                                                                                  387              413
Freddie Mac 9.50% 2013                                                                                   33               36
Freddie Mac 6.00% 2014                                                                                  291              307
Freddie Mac 6.00% 2014                                                                                  164              173
Freddie Mac 7.00% 2014                                                                                2,892            3,075
Freddie Mac 7.00% 2015                                                                                  253              268
Freddie Mac, Series 2310, Class B, 9.931% 2015(1)                                                       225              257
Freddie Mac 6.00% 2017                                                                                1,087            1,144
Freddie Mac 8.00% 2017                                                                                  609              661
Freddie Mac 8.00% 2017                                                                                  207              225
Freddie Mac 8.00% 2017                                                                                  162              176
Freddie Mac, Series 2310, Class A, 10.594% 2017(1)                                                      933            1,037
Freddie Mac 5.00% 2018                                                                                6,808            6,956
Freddie Mac 5.00% 2018                                                                                2,698            2,757
Freddie Mac 5.50% 2018                                                                               25,000           25,911
Freddie Mac 5.50% 2018                                                                                3,500            3,630
Freddie Mac 8.50% 2018                                                                                   62               65
Freddie Mac 10.00% 2018                                                                                 996            1,139
Freddie Mac 11.00% 2018                                                                                 231              265
Freddie Mac 8.50% 2019                                                                                  224              247
Freddie Mac 10.00% 2019                                                                                 869              996
Freddie Mac 8.50% 2020                                                                                   69               75
Freddie Mac 8.50% 2021                                                                                   74               81
Freddie Mac 10.00% 2021                                                                                 434              493
Freddie Mac, Series 1567, Class A, 2.025% 2023(1)                                                       178              170
Freddie Mac 10.00% 2025                                                                                 672              765
Freddie Mac 8.50% 2027                                                                                   59               64
Freddie Mac 9.00% 2030                                                                                  661              732
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032                                                      1,875            2,038
Freddie Mac 4.093% 2033(1)                                                                            3,029            3,046
Freddie Mac 6.00% 2034                                                                               67,500           69,789
Freddie Mac 6.50% 2034                                                                                3,420            3,596
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                   14,750           14,653
Freddie Mac, Series T-042, Class A-2, 5.50% 2042                                                         38               38
Government National Mortgage Assn. 8.50% 2007                                                            41               43
Government National Mortgage Assn. 8.50% 2008                                                           232              246
Government National Mortgage Assn. 8.50% 2008                                                            14               15
Government National Mortgage Assn. 8.50% 2008                                                             6                6
Government National Mortgage Assn. 9.00% 2008                                                           214              232
Government National Mortgage Assn. 9.50% 2009                                                         1,296            1,405
Government National Mortgage Assn. 6.00% 2013                                                         4,708            4,998
Government National Mortgage Assn. 6.00% 2014                                                         6,206            6,577
Government National Mortgage Assn. 6.00% 2014                                                         4,641            4,919
Government National Mortgage Assn. 9.00% 2016                                                            36               39
Government National Mortgage Assn. 5.50% 2017                                                         4,626            4,832
Government National Mortgage Assn. 8.50% 2017                                                           151              165
Government National Mortgage Assn., Series 2002-28, Class A, 4.776% 2018                              3,056            3,165
Government National Mortgage Assn. 8.50% 2020                                                            40               44
Government National Mortgage Assn. 9.50% 2020                                                           158              178
Government National Mortgage Assn. 9.50% 2020                                                           141              158
Government National Mortgage Assn. 8.50% 2021                                                           481              530
Government National Mortgage Assn. 8.50% 2021                                                           216              239
Government National Mortgage Assn. 8.50% 2021                                                            13               14
Government National Mortgage Assn. 9.00% 2021                                                           177              197
Government National Mortgage Assn. 9.00% 2021                                                            74               82
Government National Mortgage Assn. 7.50% 2022                                                           110              119
Government National Mortgage Assn. 7.50% 2022                                                            58               63
Government National Mortgage Assn. 7.50% 2022                                                            11               12
Government National Mortgage Assn. 8.50% 2022                                                            99              108
Government National Mortgage Assn. 8.50% 2022                                                            64               71
Government National Mortgage Assn. 8.50% 2022                                                            48               52
Government National Mortgage Assn. 7.50% 2023                                                           106              116
Government National Mortgage Assn. 8.00% 2023                                                           225              247
Government National Mortgage Assn. 8.00% 2023                                                            58               64
Government National Mortgage Assn. 8.00% 2023                                                            24               27
Government National Mortgage Assn. 8.50% 2023                                                           358              394
Government National Mortgage Assn. 8.00% 2025                                                           103              113
Government National Mortgage Assn. 7.50% 2027                                                           126              137
Government National Mortgage Assn. 8.00% 2027                                                           327              361
Government National Mortgage Assn. 7.50% 2028                                                           168              183
Government National Mortgage Assn. 7.50% 2028                                                            77               84
Government National Mortgage Assn. 7.50% 2028                                                            59               64
Government National Mortgage Assn. 7.50% 2028                                                            25               28
Government National Mortgage Assn. 6.00% 2029                                                         7,644            7,979
Government National Mortgage Assn. 6.50% 2029                                                           134              142
Government National Mortgage Assn. 7.50% 2030                                                           242              262
Government National Mortgage Assn. 7.50% 2030                                                           180              195
Government National Mortgage Assn. 8.00% 2030                                                           429              470
Government National Mortgage Assn. 8.00% 2030                                                           385              423
Government National Mortgage Assn. 8.00% 2030                                                           185              203
Government National Mortgage Assn. 8.00% 2030                                                           146              160
Government National Mortgage Assn. 8.00% 2030                                                            99              109
Government National Mortgage Assn. 8.00% 2030                                                            39               42
Government National Mortgage Assn. 7.00% 2031                                                            36               39
Government National Mortgage Assn. 7.50% 2031                                                           145              157
Government National Mortgage Assn. 7.00% 2032                                                         1,209            1,295
Government National Mortgage Assn. 6.00% 2033                                                        44,219           45,991
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                      1,683            1,801
                                                                                                                     549,037

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 5.38%
CS First Boston Mortgage Securities Corp., Series 2002-FL2, Class A-2, 1.95%
   2010(1),(2)                                                                                        2,949            2,940
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2, 5.935%
   2034                                                                                               9,000            9,333
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class A-1, 4.627%
   2035                                                                                               4,367            4,459
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-2, 6.103%
   2036                                                                                               5,000            5,408
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-1, 4.637%
   2037                                                                                               8,411            8,636
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1A, 6.26%
   2040                                                                                               1,844            1,885
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48%
   2040                                                                                               4,000            4,380
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040                        6,450            7,166
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-HS2, Class A-1,
   1.86% 2016(1),(2)                                                                                  3,000            3,004
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1,
   6.34% 2030                                                                                        11,252           11,847
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X,
   interest only, 1.27% 2031(1),(2)                                                                  84,502            3,863
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, 5.91% 2031                          6,357            6,699
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1,
   6.08% 2035                                                                                         8,600            9,174
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1,
   Class A-2, 6.001% 2033                                                                             2,897            3,091
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class
   A-1, 4.326% 2034                                                                                  16,351           16,606
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class
   A-1, 3.972% 2039                                                                                  12,898           12,906
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class A, 2.28% 2016(1),(2)                          9,758            9,777
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-1, 6.01% 2030                                1,730            1,777
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class A-1, 6.34% 2030                                1,761            1,816
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-1 6.12% 2031                                6,104            6,379
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031                               4,815            5,310
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class D, 7.03% 2031                                 4,000            4,461
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033(2)                             2,499            2,548
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033                      2,000            2,238
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428%
   2035                                                                                              13,350           14,719
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-1, 7.656%
   2032                                                                                               1,319            1,325
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543%
   2032                                                                                               6,272            6,856
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757%
   2032                                                                                               6,000            6,962
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1,
   7.739% 2032                                                                                        5,429            5,987
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1,
   5.585% 2034                                                                                        8,474            9,023
GMAC Commercial Mortgage Securities, Inc., Series 1999-C1, Class A-1, 5.83% 2033                     13,689           14,240
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                12,673           13,320
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1,  4.229% 2037                         11,362           11,531
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-1, 4.59%
   2034                                                                                               4,661            4,758
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16%
   2035                                                                                               5,125            5,593
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                       2,500            2,789
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041                       4,680            4,676
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2010                               1,750            2,062
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025                              4,605            4,906
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-4, 6.90% 2031(1)                              3,250            3,611
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                1,750            1,936
Mortgage Capital Funding, Inc., Series 1998-MC1, Class A-1, 6.417% 2030                               5,031            5,110
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030                                   3,544            3,860
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011(2)                                2,440            2,532
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C,
   6.746% 2031                                                                                        2,000            2,225
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033                                     1,419            1,538
Tower Ventures, LLC, Series 2004-1, Class A, 3.711% 2034(2)                                           1,230            1,213
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A-1, 5.80% 2030                             751              761
Commercial Mortgage Acceptance Corp., Series 1998-C1, Class A-1, 6.23% 2031                             393              399
Merrill Lynch Mortgage Investors, Inc., Series 1998-C3, Class A-1, 5.65% 2030                           604              606
                                                                                                                     278,241

COLLATERALIZED MORTGAGE OBLIGATIONS (PRIVATELY ORIGINATED) -- 5.17%
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50%
   2032                                                                                               4,775            4,946
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50%
   2032                                                                                               5,378            5,576
CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class II-A-2,
   4.017% 2033(1)                                                                                     2,727            2,736
CS First Boston Mortgage Securities Corp., Series 2003-AR12, Class II-A-2,
   4.354% 2033(1)                                                                                     3,490            3,519
CS First Boston Mortgage Securities Corp., Series 2003-AR28, Class II-A-1,
   4.584% 2033(1)                                                                                     6,823            6,923
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50%
   2033                                                                                               4,793            4,975
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00%
   2033                                                                                              15,355           16,139
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.827%
   2034(1)                                                                                            9,177            9,289
CS First Boston Mortgage Securities Corp., Series 2004-3, Class IV-A-1, 6.00%
   2034                                                                                              11,620           11,976
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A,
   5.50% 2019                                                                                         7,931            8,167
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7,
   3.842% 2033(1)                                                                                    16,566           16,420
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03%
   2033(1)                                                                                            6,609            6,620
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1,
   4.367% 2033(1)                                                                                    12,087           12,166
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6,
   4.51% 2033(1)                                                                                      2,414            2,431
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.50% 2027(1),(2)                        4,675            5,063
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.744% 2027(1),(2)                       4,570            4,947
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.904% 2028(1),(2)                       6,749            7,219
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1, 4.01% 2033(1)                        10,049           10,062
Banc of America Mortgage Securities Trust, Series 2003-F, Class 1-A-1, 2.969%
   2033(1)                                                                                            5,583            5,546
Banc of America Mortgage Securities Trust, Series 2003-D, Class 1-A-1, 3.428%
   2033(1)                                                                                              568              568
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734%
   2033(1)                                                                                            6,662            6,670
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088%
   2033(1)                                                                                            5,846            5,852
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1, 4.183%
   2033(1)                                                                                            7,926            7,965
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.049% 2033(1)                                    3,142            3,155
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.167% 2033(1)                                   7,349            7,364
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.521% 2034(1)                                  6,613            6,654
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 5.065% 2034(1)                                  8,086            8,172
Bear Stearns Asset Backed Securities I Trust, Series 2004-AC2, Class II-A,
   5.00% 2034                                                                                        12,205           12,346
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.498% 2033(1)                        6,020            5,993
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.798% 2033(1)                            8,706            8,676
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.731% 2034(1)                              12,964           13,235
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-6, 5.50% 2034                           4,867            4,963
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-11, 5.50% 2034                          5,000            5,035
First Horizon Mortgage Pass Through Trust, Series 2004-AR1, Class II-A-1,
   4.932% 2034(1)                                                                                     8,463            8,576
PUMA Global Trust No.1, Class B, 2.04% 2033(1)                                                        5,500            5,455
Residential Accredit Loans, Inc., Series 2004-QS8, Class A-11, 5.50% 2034                             5,000            5,030
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A-1, 4.746%
   2033(1)                                                                                            4,317            4,309
MASTR Asset Securitization Trust, Series 2003-2, Class 3-A-13, 5.75% 2033                             2,068            2,098
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                                         477              511
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                                          348              350
                                                                                                                     267,697

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.74%
KfW International Finance Inc. 2.50% 2005                                                             5,000            5,009
KfW 3.25% 2007                                                                                       23,000           23,242
Ontario (Province of) 2.65% 2006                                                                     10,000            9,932
                                                                                                                      38,183

MUNICIPALS -- 0.68%
State of Texas, Public Fin. Auth., Unemployment Compensation Obligation
   Assessment, Rev. Bonds, Series 2003-B, 3.125% 2007                                                 9,150            9,129
State of California, Maritime Infrastructure Auth., Taxable Lease Rev. Bonds
   (San Diego Unified Port Dist.-South Bay Plant Acquisition), Series 1999,
   6.63% 2009(2),(3)                                                                                  7,155            7,570
State of New York, Dormitory Auth., City University System Consolidated Third
   General Resolution Rev. Bonds, Series 2003-2, 2.38% 2005                                           6,685            6,690
State of New York, Housing Fin. Agcy., State Personal Income Tax Rev. Bonds
   (Econ. Dev. and Housing), Series B, 2.39% 2006                                                     2,395            2,391
State of New York, Housing Fin. Agcy., State Personal Income Tax Rev.  Bonds
   (Econ. Dev. and Housing), Series B, 2.61% 2006                                                     2,450            2,445
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2003, 4.375% 2019                                                       4,000            3,898
State of California, Golden State Tobacco Securitization Corp., Tobacco
   Settlement Asset-backed Bonds, Series 2003-A1, 5.00% 2021                                          3,165            3,190
                                                                                                                      35,313


TOTAL BONDS AND NOTES (cost: $4,744,441,000)                                                                       4,812,461


                                                                                           Principal amount     Market value
PREFERRED STOCKS -- 0.43%                                                                             (000)            (000)


FINANCIALS -- 0.43%
Royal Bank of Scotland Group PLC, Series 3 Preference Shares, 7.816% (undated)                       $7,500         $  7,971
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual
   preferred (undated)(1),(2)                                                                         6,250            7,889
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (undated)(1),(2)                       4,500            5,067
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (undated)(1),(2)                       1,250            1,560
                                                                                                                      22,487


TOTAL PREFERRED STOCKS (cost: $23,250,000)                                                                            22,487





SHORT-TERM SECURITIES -- 9.03%


U.S. Treasury Bills 1.335%-1.408% due 9/16-10/28/2004                                               131,500          131,320
Clipper Receivables Co., LLC 1.54%-1.58% due 9/1-9/24/2004(2)                                        66,500           66,457
Three Pillars Funding, LLC 1.52%-1.55% due 9/10-9/15/2004(2)                                         50,000           49,973
Coca-Cola Co. 1.50%-1.54% due 9/27-10/12/2004                                                        37,700           37,646
Gannett Co. 1.50% due 9/17/2004(2)                                                                   30,600           30,578
DuPont (E.I.) de Nemours & Co. 1.35% due 9/2/2004                                                    28,000           27,998
Variable Funding Capital Corp. 1.50% due 9/22/2004(2)                                                26,000           25,976
Abbott Laboratories Inc. 1.49% due 9/28/2004(2)                                                      25,000           24,971
Bank of America Corp. 1.62% due 10/25/2004                                                           25,000           24,938
Preferred Receivables Funding Corp. 1.53% due 9/13/2004(2)                                           16,900           16,891
Pfizer Inc 1.48% due 10/1/2004(2)                                                                    13,400           13,383
Wal-Mart Stores Inc. 1.50% due 9/27/2004(2)                                                          12,500           12,486
General Electric Capital Corp. 1.57% due 9/1/2004                                                     4,100            4,100
Hershey Foods Corp. 1.54% due 10/15/2004(2)                                                             400              399


TOTAL SHORT-TERM SECURITIES (cost: $467,108,000)                                                                     467,116


TOTAL INVESTMENT SECURITIES (cost: $5,234,799,000)                                                                 5,302,064
Other assets less liabilities                                                                                       (127,194)

NET ASSETS                                                                                                        $5,174,870



(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $838,707,000, which represented 16.21% of the net assets of the fund.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Company not making scheduled interest payments; bankruptcy proceedings pending.
(7) Valued under fair value procedures adopted by authority of the Board of Trustees.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and
Board of Trustees of
Intermediate Bond Fund of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America (the "Fund") as of August 31, 2004, and for the year then ended and have issued our report thereon dated October 13, 2004, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of August 31, 2004 appearing in Item 6 of this Form N-CSR. This
Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
October 13, 2004
Costa Mesa, California



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 10 - Controls and Procedures

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of
               1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

          (b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the
               Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

          (a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

          (b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA



By
/s/ John H. Smet
-------------------------------------------------------
John H. Smet, President and PEO

Date: November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ John H. Smet
   --------------------------------------------------
John H. Smet, President and PEO

Date: November 8, 2004



By
/s/ Sharon G. Moseley
--------------------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: November 8, 2004